UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
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☐	Soliciting Material Pursuant to § 240.14a-12
NUANCE COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

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NUANCE COMMUNICATIONS, INC.
1 Wayside Road
Burlington, MA 01803
(781) 565-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The Annual Meeting of Stockholders of Nuance Communications, Inc. (the “Company”) will be held at the Company’s corporate headquarters, 1 Wayside Road, Burlington, Massachusetts 01803, on March 31, 2006 at 9:00 a.m., local time, for the purpose of considering and acting upon the following proposals:

(1)	To elect eleven (11) members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

(2)	To approve the amended and restated 2000 Stock Plan;

(3)	To approve the amended and restated 1995 Directors’ Stock Option Plan;

(4)	To approve the amended and restated 1995 Employee Stock Purchase Plan;

(5)	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006; and

(6)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on February 3, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 1 Wayside Road, Burlington, Massachusetts 01803 for ten days prior to the Annual Meeting.

The Company’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2005 accompanies this Notice of Annual Meeting of Stockholders and Proxy Statement.

By Order of the Board of Directors

Katharine A. Martin
Secretary

Burlington, Massachusetts
February 17, 2006

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS
VOTING RIGHTS
RECORD DATE AND SHARE OWNERSHIP
PROXIES
STOCKHOLDER PROPOSALS
PROXY SOLICITATION COSTS
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION, MANAGEMENT AND OTHER INFORMATION
RELATED PARTY TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON COMPENSATION
PROPOSAL 2 APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN
PROPOSAL 3 APPROVAL OF THE AMENDED AND RESTATED 1995 DIRECTORS’ STOCK OPTION PLAN
PROPOSAL NUMBER 4 AMENDMENT OF THE NUANCE 1995 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NUMBER 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
OTHER MATTERS

NUANCE COMMUNICATIONS, INC.
1 Wayside Road
Burlington, MA 01803
(781) 565-5000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
March 31, 2006

This Proxy Statement is furnished in connection with the solicitation by Nuance Communications, Inc. (the “Company”) on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of proxies for use at the Annual Meeting of Stockholders of the Company to be held on March 31, 2006 at 9:00 a.m., local time, at the Company’s corporate headquarters, 1 Wayside Road, Burlington, Massachusetts 01803 (the “Annual Meeting”). We intend to mail this proxy statement and the accompanying form of proxy to stockholders on or about February 24, 2006.

VOTING RIGHTS

Each share of the Company’s common stock (the “Common Stock”) entitles the holder thereof to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. The Company’s Series B Preferred Stock is not entitled to a vote on matters to be acted upon at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by U.S. Stock Transfer Corporation, the Inspector of Elections. Any proxy that is returned using the form of proxy enclosed will be voted in accordance with the instructions thereon, and if no instructions are given, will be voted (i) FOR the election of the director nominees as provided under Proposal 1 herein, (ii) FOR the Company’s amended and restated 2000 Stock Plan under Proposal 2 herein, (iii) FOR the Company’s amended and restated 1995 Directors’ Stock Plan under Proposal 3 herein, (iv) FOR the Company’s amended and restated Nuance 1995 Employee Stock Purchase Plan under Proposal 4 herein, (v) FOR ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm under Proposal 5 herein, and (vi) as the proxy holders deem advisable in their sole discretion on any other matters that may properly come before the Annual Meeting. A stockholder may indicate on the enclosed proxy or its substitute that it is abstaining from voting on a particular matter (an “abstention”). A broker may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a “broker non-vote”). Abstentions and broker non-votes are each tabulated separately.

The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. In general, Delaware law and our By-laws provide that a majority of the shares issued and outstanding and, entitled to vote present in person or represented by proxy constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum.

In determining whether a proposal has been approved, abstentions of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal, and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

RECORD DATE AND SHARE OWNERSHIP

Holders of record of Common Stock as of the close of business on February 3, 2006 have the right to receive notice of and to vote at the Annual Meeting. On February 3, 2006, the Company had issued and outstanding 164,636,907 shares of Common Stock.

PROXIES

Proxies for use at the Annual Meeting are being solicited by the Company on behalf of the Board of Directors from its stockholders. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and the election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

STOCKHOLDER PROPOSALS

Proposals of stockholders that are intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must comply with the requirements of SEC Rule 14a-8 and must be received by the Company no later than October 20, 2006, in order to be included in the Company’s proxy statement and form of proxy relating to the meeting. A stockholder proposal or a nomination for director for the Company’s 2007 Annual Meeting of Stockholders that is not to be included in the Company’s proxy statement and form of proxy relating to the meeting must be received by the Company no later than December 31, 2006. The Company’s bylaws require that certain information and acknowledgements with respect to the proposal be set forth in the stockholder’s notice. A copy of the relevant bylaw provision is available upon written request to Nuance Communications, Inc., 1 Wayside Road, Burlington, Massachusetts 01803, Attention: Investor Relations. Further, our bylaws were filed as an Exhibit to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2004.

PROXY SOLICITATION COSTS

The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph or in person. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing. In addition, we have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee of $7,500 plus reimbursement of out of pocket expenses.

In October 2004, the Company changed its fiscal year end from December 31 to September 30, effective beginning September 30, 2004. Unless otherwise indicated, references in this Proxy Statement to the fiscal year ended September 30, 2005 refer to the twelve months ended September 30, 2005, references to fiscal 2004 refer to the nine months ended September 30, 2004 and references to fiscal 2003 refer to the twelve months ended December 31, 2003. The Annual Report of the Company on Form 10-K/A (which does not form a part of the proxy solicitation materials), containing the consolidated financial statements of the Company for the fiscal year ended September 30, 2005, is being distributed concurrently with this proxy statement to stockholders.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Nominating Committee of the Board of Directors selected, and the Board of Directors approved, Paul A. Ricci, Charles W. Berger, Robert M. Finch, Robert J. Frankenberg, John C. Freker, Jr., Jeffrey A. Harris, William H. Janeway, Katharine A. Martin, Mark B. Myers, Philip J. Quigley and Robert G. Teresi as nominees for election at the Annual Meeting. At the Annual Meeting, eleven (11) directors will be elected to the Board. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of the Company. Messrs. Janeway and Harris are being nominated for election to our Board by Warburg Pincus LLC pursuant to the terms of a Stockholders Agreement described herein under “Related Party Transactions.” In addition, Messrs. Berger and Quigley are being nominated for election to our Board pursuant to the terms of the Agreement and Plan of Merger dated May 9, 2005 (the “Nuance Merger Agreement”) pursuant to which the Company acquired the former Nuance

Communications, Inc. In the event that any nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

Information Regarding the Nominees for Election as Directors

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of the nominees has been furnished to the Company by such nominees. Except as indicated, the nominees have had the same principal occupation during the last five years.

Paul A. Ricci, 49, has served as our Chairman since March 2, 1999 and our Chief Executive Officer since August 21, 2000. From May 1992 to August 2000, Mr. Ricci held several positions at Xerox, including, President, Desktop Systems Division, President, Software Solutions Division, and Vice President, Corporate Business Development. Between June 1997 and March 1999, Mr. Ricci served as Chairman of the Board of Directors of Nuance Communications, Inc. (formerly, ScanSoft Inc.), which was then operating as an indirect wholly-owned subsidiary of Xerox.

Charles W. Berger, 52, is being nominated for election to our Board pursuant to the terms of the Nuance Merger Agreement. Mr. Berger has served as a director since the consummation of the acquisition of the former Nuance Communications, Inc. in September 2005 and was appointed to the Board in accordance with the terms of the Merger Agreement pursuant to which the Company acquired the former Nuance Communications, Inc. From September 2005 to December 2005, Mr. Berger served in a transition role with the Company assisting with the integration of Former Nuance. From March 2003 to September 2005, Mr. Berger served as President and Chief Executive Officer of the former Nuance Communications, Inc., a leader in the voice automation market. From December 2001 through 2002, Mr. Berger was President and Chief Executive Officer of Vicinity, Inc., a leading provider of locations-based technology and solutions. From July 1997 through June 2001 he held the position of Chief Executive Officer at AdForce. Mr. Berger serves on the board of directors of SonicWALL, Inc. and Tier Technologies, Inc.

Robert M. Finch, 48, has served as a director since the consummation of the acquisition of SpeechWorks International, Inc. in August 2003. Since August 2005 Mr. Finch has served as Vice President, Broadband Spectrum for Sprint Nextel Corporation. From July 2004 to August 2005, Mr. Finch served as Vice President, Spectrum Development for Nextel Communications, Inc. From April 2002 to July 2004, Mr. Finch served as President of Cirpass, LLC, a telecommunications industry consulting firm. From March 2001 to April 2002, Mr. Finch served as Senior Vice President, Corporate Development for CIENA Corporation, a telecommunications equipment manufacturer. From February 2000 to February 2001, Mr. Finch served as Vice President, Operations for BroadBand Office, Inc., a provider of technology and communications solutions. Mr. Finch served as a Director of SpeechWorks International, Inc. from April 2000 until August 2003. Mr. Finch serves on our Audit Committee.

Robert J. Frankenberg, 58, has served as a director since March 13, 2000. Since December 1999, Mr. Frankenberg has served as Chairman of Kinzan, Inc., an Internet Services software platform provider. From May 1997 to July 2000, Mr. Frankenberg served as Chairman, President and Chief Executive Officer of Encanto Networks, Inc., a developer of hardware and software designed to enable the creation of businesses on the Internet. From April 1994 to August 1996, Mr. Frankenberg was Chairman, President and Chief Executive Officer of Novell, Inc., a producer of network software. Mr. Frankenberg is a director of Electroglas, Inc., National Semiconductor, and Secure Computing Corporation. Mr. Frankenberg also serves on several boards of privately held companies. Mr. Frankenberg serves as Chairman of our Audit Committee and also serves on our Compensation, Governance and Nominating Committees.

John C. Freker, Jr., 47, has served as a director since the consummation of the acquisition of SpeechWorks International, Inc. in August 2003. Since October 2005 Mr. Freker has served as Chief Executive Officer of Oblicore, Inc., a provider of service level and business service management software. From February 2003 to October 2005, Mr. Freker served as President of the Customer Management Group of Convergys Corporation, a provider of integrated customer care and billing services. From September 1999 to February 2003, Mr. Freker served as Executive Vice President of Convergys Corporation. From September 1997 to September 1999, Mr. Freker was President of the Custom Solutions Group of Convergys Corporation. Prior to September 1997, Mr. Freker was

President of the Custom Services Division of Matrixx Marketing, a predecessor of Convergys and a subsidiary of Cincinnati Bell. Mr. Freker serves on our Compensation Committee.

Jeffrey A. Harris, 50, is being nominated for election to our Board by Warburg Pincus pursuant to the terms of a Stockholders Agreement described herein under “Related Party Transactions.” Mr. Harris has served on our Board since September, 2005 and was appointed to the Board pursuant to the terms of a Shareholders Agreement between the Company and Warburg Pincus & Co. Since 1988, Mr. Harris has been a Member and Managing Director of Warburg Pincus LLC and a partner of Warburg Pincus & Co. Mr. Harris joined Warburg Pincus & Co. in April 1983. Mr. Harris serves as a director of Bill Barrett Corporation and Knoll, Inc.. Mr. Harris received a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.B.A. from Harvard Business School.

William H. Janeway, 62, is being nominated for election to our Board by Warburg Pincus pursuant to the terms of a Stockholders Agreement described herein under “Related Party Transactions.” Mr. Janeway has served as a director since April 2004 and was appointed to the Board pursuant to the terms of a Shareholders Agreement between the Company and Warburg Pincus & Co. Mr. Janeway is Vice Chairman of Warburg Pincus LLC and has been employed by Warburg Pincus LLC since July 1988. Prior to joining Warburg Pincus LLC, Mr. Janeway served as Executive Vice President and a director at Eberstadt Fleming Inc. from 1979 to July 1988. Mr. Janeway is a director of BEA Systems, Inc., Manugistics Group, Inc. and several privately held companies. Mr. Janeway holds a B.A. from Princeton University and a Ph.D. from Cambridge University, where he studied as a Marshall Scholar.

Katharine A. Martin, 43, has served as a director since December 17, 1999. Since March 2, 1999, Ms. Martin has served as the Company’s Corporate Secretary. Since September 1999, Ms. Martin has served as a Member, and is currently the head of the business law and tax services departments, of Wilson Sonsini Goodrich & Rosati, Professional Corporation. Wilson Sonsini Goodrich & Rosati serves as the Company’s primary outside corporate and securities counsel. Prior thereto, Ms. Martin was a Partner of Pillsbury Madison & Sutro LLP. Ms. Martin also serves on the board of directors of the Wilson Sonsini Goodrich & Rosati Foundation, a nonprofit organization. Ms. Martin serves as Chairman of our Governance Committee.

Mark B. Myers, 67, has served as a director since March 2, 1999. Dr. Myers served as Senior Vice President, Xerox Research and Technology, responsible for worldwide research and technology from February 1992 until April 2000. Dr. Myers was, until recently, a visiting faculty member at the Wharton School, University of Pennsylvania. Dr. Myers serves as Chairman of our Nominating Committee and also serves on our Audit Committee.

Philip J. Quigley, 63, is being nominated for election to our Board pursuant to the terms of the Nuance Merger Agreement. Mr. Quigley has served as a director since the consummation of the acquisition of the former Nuance Communications, Inc. in September 2005, and was appointed to the Board in accordance with the terms of the Merger Agreement pursuant to which the Company acquired the former Nuance Communications, Inc. Mr. Quigley served as Chairman, President, and Chief Executive Officer of Pacific Telesis Group, a telecommunications holding company in San Francisco, California, from April 1994 until his retirement in December 1997. He also serves as a director of SRI International and Wells Fargo & Company.

Robert G. Teresi, 64, has served as a director since March 13, 2000. Mr. Teresi served as Chairman of the Board, Chief Executive Officer and President of Caere Corporation from May 1985 until March 2000. Mr. Teresi serves on our Governance Committee.

Required Vote

The eleven (11) nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” management’s nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

CORPORATE GOVERNANCE

Board of Director Meetings and Committees

The Board of Directors held a total of 10 meetings during the fiscal year ended September 30, 2005. Each director attended at least 75% of the aggregate number of meetings of: (i) the Board of Directors and (ii) the committees of the Board of Directors on which he or she served.

Board Independence

The Board of Directors has determined that Ms. Martin and each of Messrs. Finch, Frankenberg, Freker, Harris, Janeway, Myers and Quigley are independent within the meaning of the listing standards of the NASDAQ Stock Market.

Committees of the Board of Directors

The Board of Directors has Audit, Nominating, Governance and Compensation Committees. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors, and are non-employee directors. The following describes each committee, its current membership, the number of meetings held during the fiscal year ended September 30, 2005 and its function.

Audit Committee

The Audit Committee consists of Messrs. Finch, Frankenberg and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee held 16 meetings during the fiscal year ended September 30, 2005. Mr. Frankenberg serves as Chairman of the Audit Committee.

The Board of Directors has determined that Mr. Frankenberg is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Mr. Frankenberg’s relevant experience includes services as the Chief Executive Officer of Novell, Inc., where he actively supervised that company’s principal financial officer, and as a member of several other audit committees.

The Audit Committee reviews the engagement of the Company’s independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls, reviews whether non-audit services provided by the independent registered public accounting firm affect the accountants’ independence and reviews the scope of annual audits in accordance with a written Audit Committee Charter.

The Audit Committee Report is included in this Proxy Statement. In addition, the Board of Directors adopted an Amended and Restated Charter for the Audit Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

Nominating Committee

The Nominating Committee consists of Messrs. Frankenberg and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. Mr. Myers serves as the Chairman of the Nominating Committee.

The Nominating Committee held one (1) meeting during the fiscal year ended September 30, 2005. The Board of Directors adopted a written charter for the Nominating Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

The mandate of the Nominating Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company. The Nominating Committee was formed to consider and periodically report on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees.

Governance Committee

The Governance Committee consists of Ms. Martin, Messrs. Frankenberg and Teresi. Ms. Martin and Mr. Frankenberg are independent within the meaning of the listing standards of the NASDAQ Stock Market. Ms. Martin serves as the Chairman of the Governance Committee.

The mandate of the Governance Committee is to ensure that the Board of Directors and the Company have and follow appropriate governance standards. To carry out this purpose, the Governance Committee will: (1) develop and recommend to the Board the governance principles applicable to the Company; and (2) oversee the evaluation of the Board.

The Governance Committee held three (3) meetings during the fiscal year ended September 30, 2005. The Board of Directors adopted a written charter for the Governance Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

Compensation Committee

The Compensation Committee consists of Messrs. Frankenberg and Freker, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Frankenberg serves as the Chairman of the Compensation Committee. The mandate of the Compensation Committee is to review and recommend to the Board of Directors the Company’s compensation and benefit policies, and oversee, evaluate and approve compensation plans, policies and programs for the Company’s executive officers.

The Compensation Committee held two (2) meetings during the fiscal year ended September 30, 2005. The Board of Directors adopted a written charter for the Compensation Committee in February 2004, a copy of which is available on the Company’s Web site at http://www.nuance.com/company/governance.

The Compensation Committee Report is included in this Proxy Statement.

Consideration of Director Nominees

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as well as candidates recommended for consideration by the Nominating Committee as described below under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations must comply with the requirements of the Company’s amended and restated bylaws and should include all information relating to such nominee as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended or any successor thereto (the “Exchange Act”), such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected, as well as a written statement executed by such nominee acknowledging that as a director of the Company, such nominee will owe a fiduciary duty under the General Corporation Law of the State of Delaware exclusively to the Company and its stockholders. In addition, stockholder nominations should be submitted within the time frame as specified under “Stockholder Proposals” above and addressed to: Nuance Communications, Inc., Attention: General Counsel, 1 Wayside Road, Burlington, Massachusetts 01803.

A stockholder that instead desires to merely recommend a candidate for consideration by the Nominating Committee shall direct the recommendation in writing to Nuance Communications, Inc., Attention: General Counsel, 1 Wayside Road, Burlington, Massachusetts 01803, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Nominating Committee has not specified any minimum qualifications for serving on the Board of Directors. However, the Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in technology, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board of Directors. The Nominating Committee seeks to assure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

Identifying and Evaluating Nominees for Directors

The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating Committee considers properly submitted stockholder nominations and recommendations for candidates for the Board of Directors. Following verification of the stockholder status of persons proposing candidates, nominations and recommendations are aggregated and considered by the Nominating Committee. If any materials are provided by a stockholder in connection with the nomination or recommendation of a director candidate, such materials are forwarded to the Nominating Committee. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Frankenberg and Freker. Neither of the members of the Compensation Committee has been or is an officer or employee of the Company. None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend annual meetings of the Company. In an effort to maximize director attendance at our annual meetings of stockholders, the Company endeavors to schedule a meeting of the Board of Directors on the same day as the annual meeting of stockholders. Six directors attended the 2005 annual meeting of stockholders.

Communication with the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, stockholders who are interested in communicating with the Board of Directors are encouraged to do so by submitting an email to Generalcounsel@nuance.com or by writing to us at Nuance Communications, Inc., Attention: General Counsel, 1 Wayside Road, Burlington, Massachusetts 01803. Stockholders who would like their submission directed to a member of the Board of Directors may so specify. Communications will be reviewed by the General Counsel and forwarded to the Board, or the individual if so specified, as appropriate.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees on February 24, 2004. Our Code of Business Conduct and Ethics can be found on our website:
http://www.nuance.com/company/governance. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such a request should be made in writing and addressed to Nuance

Communications, Inc., Attention: Investor Relations, 1 Wayside Road, Burlington, Massachusetts 01803. Further, our Code of Business Conduct and Ethics was filed as an Exhibit to our Annual Report on Form 10-K, filed with the SEC on March 15, 2004.

Compensation of Non-Employee Directors

On July 1, 2005, each non-employee director received an annual retainer of $25,000 for his or her services. The Chairman of the Audit Committee also received an additional annual retainer of $6,000 and the Chairmen of our other committees received an additional annual retainer of $3,000. In addition to the annual retainer, each non-employee director received $2,000 for each Board meeting attended in person, $1,500 for each Committee meeting attended in person and $750 for each Board or Committee meeting attended telephonically. The Company also reimbursed directors for expenses in connection with attendance at meetings. The following table provides information regarding the actual cash compensation paid to our non-employee directors during the 2005 fiscal year:

	Annual	Board	Committee	Total Cash
	Retainer	Meeting Fees	Meeting Fees	Compensation

Charles W. Berger*	$—	$—	$—	$—
Robert M. Finch	25,000	10,500	12,750	48,250
Robert J. Frankenberg	34,000	11,250	18,000	63,250
John C. Freker, Jr.	25,000	11,250	2,250	38,500
Jeffrey A. Harris*	—	—	—	—
William H. Janeway	25,000	11,250	—	36,250
Katharine A. Martin	28,000	10,000	2,250	40,250
Mark B. Myers	28,000	11,250	12,750	52,000
Philip J. Quigley*	—	—	—	—
Robert G. Teresi	25,000	11,250	2,250	38,500

*	Messrs. Berger, Harris and Quigley were appointed in September, 2005 and, accordingly, did not receive the annual retainer which was paid in July, 2005. Further, there were no Board or Committee meetings held between the time of their appointment and the end of fiscal 2005 at which they were present.

On February 3, 2006, the Board approved changes to the cash compensation payments made to the non-employee directors. From and after that date, each non-employee director will receive an annual retainer of $30,000. The Chairman of the Audit Committee will receive an annual retainer of $15,000 and the other members of the Audit Committee will receive an annual retainer of $7,500. The Chairman of the Compensation Committee will receive an annual retainer of $7,500 and the other members of the Compensation Committee will receive an annual retainer of $5,000. The Chairmen of the Nominating and Governance Committees will receive an annual retainer of $5,000 and the additional members of the Nominating and Governance Committees will receive an annual retainer of $2,500.

Non-employee directors are also entitled to participate in the 1995 Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan provides for an initial option to purchase 50,000 shares of Common Stock to non-employee directors upon first joining the Board of Directors as a non-employee director. All initial options have an exercise price equal to the fair market value of the Common Stock on the respective date of the grant. Each initial option vests over four years with 25% of the option becoming vested on each of the first, second, third and fourth anniversaries of the date of grant, subject to the non-employee director’s remaining a member of the Board of Directors on the applicable vesting date. The Directors’ Plan also provides for the automatic annual grant of options to purchase 15,000 shares of Common Stock to each non-employee director on January 1 of each year, provided that, on such date, he or she shall have served on the Board of Directors for at least six months. These annual options have an exercise price equal to the fair market value of the Common Stock on the respective date of the grant and become fully vested and exercisable on the first anniversary of the date of grant, subject to the non-employee director’s remaining a member of the Board of Directors on such vesting date. During fiscal 2005, options were granted to non-employee directors under the Director Plan for the following number of shares and at the per share exercise prices shown:

	Initial	Annual	Exercise
Non-Employee Director	Grant	Grant	Price

Charles W. Berger*	—	—	$—
Robert M. Finch	—	15,000	4.21
Robert J. Frankenberg	—	15,000	4.21
John C. Freker, Jr.	—	15,000	4.21
Jeffrey A. Harris	50,000	—	4.95
William H. Janeway	—	15,000	4.21
Katharine A. Martin	—	15,000	4.21
Mark B. Myers	—	15,000	4.21
Philip J. Quigley	50,000	—	4.95
Robert G. Teresi	—	15,000	4.21

*	Mr. Berger was an employee of the Company at the time of his appointment to the Board; accordingly, he did not receive a stock option grant pursuant to the Director Plan.

If Proposal No. 3 is approved, the Directors’ Plan will provide for an initial grant of 30,000 restricted stock purchase rights to non-employee directors upon first joining the Board of Directors as a non-employee director, with a purchase price equal to $0.001. In addition, non-employee directors will be eligible to automatically receive annual grants of 15,000 restricted stock purchase rights on January 1 of each year, provided that, on such date, he or she shall have served on the Board of Directors for at least six months, with a purchase price equal to $0.001 per share. All restricted stock purchase rights granted to the non-employee directors will vest annually over a three-year period, subject to the non-employee director’s remaining a member of the Board of Directors on such vesting date.

EXECUTIVE COMPENSATION, MANAGEMENT AND OTHER INFORMATION

Information Concerning Executive Officers Who Are Not Directors

James R. Arnold, Jr., 49, has served as our Senior Vice President and Chief Financial Officer since September 2004. From April 2003 through June 2004, Mr. Arnold served as Corporate Vice President and Corporate Controller for Cadence Design Systems, Inc. From October 1997 through April 2003, Mr. Arnold held a number of key financial positions, including Chief Financial Officer in 2000 and 2001, with Informix Corp. which changed its name to Ascential Software Corp. and has subsequently been acquired by International Business Machines Corp.

Steven G. Chambers, 43, has served as our President, SpeechWorks Solutions Business Unit since March 19, 2004. Mr. Chambers joined Nuance in August 2003 as General Manager, Networks Business Unit in connection with our acquisition of SpeechWorks International, Inc. and was elected an executive officer on March 1, 2004. From September 1999 to August 2003, Mr. Chambers served as the Chief Marketing Officer of SpeechWorks International, Inc. From December 1998 to September 1999, Mr. Chambers served as Chief Marketing Officer for Arbortext. From December 1997 to December 1998, Mr. Chambers served as General Manager, Chief Marketing Officer for Polycom, Inc. (formerly PictureTel Corporation). From January 1997 to December 1997, Mr. Chambers served as Vice President of Marketing for Vdonet Corporation. From January 1992 to January 1997, Mr. Chambers served as General Manager and Vice President of Product & Corporation Marketing for Polycom, Inc. (formerly PictureTel Corporation).

Peter Hauser, 52, has served as our Senior Vice President and General Manager, International Operations since December 2000. Mr. Hauser was elected an executive officer effective March 1, 2005.

Jeanne F. McCann, 53, has served as our Senior Vice President of Research and Development since September 2003. From December 2001 to September 2003, Ms. McCann served as Senior Vice President Speech Research and Development. From June 2000 to December 2001, Ms. McCann served as Senior Vice President, Development — SLS Division of Lernout & Hauspie. From July 1998 to June 2000, Ms. McCann served as Vice President, Development for Dragon Systems, Inc., and from March 1997 to July 1998, as Vice President, Development for Eastman Software, Inc.

John D. Shagoury, 47, has served as President of our Productivity Business Applications Business Unit since March 2004. From January 2003 to December 2003, Mr. Shagoury held the position of President of Kubi Software, Inc. From June 2000 to April 2002, Mr. Shagoury served as President of Lernout & Hauspie Holdings USA. From June 1998 to June 2000, Mr. Shagoury served as President of Dragon Systems, Inc.

Steven E. Hebert, 52, has served as the Company’s Vice President and Corporate Controller since January 2006. From April 2005 to December 2005, Mr. Hebert served as Vice President — Finance and Chief Financial Officer for Pressure BioSciences, Inc. From January 2004 to April 2005, he was an accounting and financial consultant. From 1998 to 2003, Mr. Hebert served as the Vice President and Corporate Controller for Brooks Automation, Inc. His positions at Brooks Automation included serving as Corporate Controller from December 1998 to May 2002 and Vice President, Interim Chief Financial Officer and Corporate Controller from September 2002 to February 2003.

Executive Compensation

The following table shows compensation information for (i) the Company’s Chief Executive Officer and (ii) the Company’s four other most highly compensated executive officers in the fiscal year ended September 30, 2005 (the “Named Executive Officers”). In October 2004, the Company changed its fiscal year end from December 31 to September 30, effective beginning September 30, 2004. As a result, the compensation information contained in this Proxy Statement for fiscal 2004 is based on the nine months ended September 30, 2004, while the information for fiscal 2005, fiscal 2003 and fiscal 2002 is based on the twelve months ended September 30, 2005. December 31, 2003 and December 31, 2002, respectively.

							Long-Term
							Compensation Awards
	Annual Compensation						Restricted		Securities	All Other
					Other Annual		Stock		Underlying	Annual
Name and Principal Position	Year	Salary	Bonus		Compensation		Award(s)($)(1)		Options(#)	Compensation(2)

Paul A. Ricci	2005	$464,688	$131,913	(3)	$65,666	(4)	$95,625	(5)	750,000	$3,025
Chief Executive Officer	2004	$300,000	—		$80,250	(6)	—		—	—
	2003	$300,000	—		$107,000	(6)	$1,205,700	(7)	—	—
	2002	$299,000	$25,000	(8)	$107,000	(6)	—		1,011,554	—
James R. Arnold, Jr.	2005	$285,000	$37,620	(3)	$12,200	(10)	$25,650	(11)	100,000	$3,369
Sr. Vice President	2004	$2,192	—		—		$509,875	(12)	450,000	—
Chief Financial Officer(9)
Steven G. Chambers	2005	$250,000	$75,900	(14)	$4,650	(15)	$49,988	(16)	150,000	$4,089
President — SpeechWorks Solutions Business Unit(13)	2004	$170,833	$42,065	(17)	—		$526,350	(18)	200,000	$2,510
Peter Hauser	2005	$246,525	$275,700	(20)	$2,894	(21)	—		100,000	—
Sr. Vice President and General Manager, International Operations(19)
John D. Shagoury	2005	$250,000	$62,675	(23)	$11,428	(24)	—		100,000	—
President — PABU(22)	2004	$136,378	$11,312	(25)	—		$499,898	(26)	400,000	—

(1)	This column shows the market value of restricted stock awards on the date of grant. The aggregate holdings and market value of restricted stock held on September 30, 2005 by the individuals listed in this table are:

	Shares of	Value of
Executive Officer	Restricted Stock	Restricted Stock

Paul A. Ricci	100,000	$532,900
James R. Arnold, Jr.	125,000	$666,125
Steven G. Chambers	99,693	$531,290
Peter Hauser	40,635	$216,544
John D. Shagoury	101,626	$541,565

(2)	Represents Company matching contributions made under its 401(k) plan.

(3)	Represents a bonus payment pursuant to the Company’s Bonus Incentive Plan.

(4)	Represents allowance paid for living expenses in the amount of $40,125, auto lease payments in the amount of $5,644, personal assistance in the amount of $13,181 and reimbursement for income taxes payable on perquisites in the amount $6,716.

(5)	Mr. Ricci received a Restricted Stock Award for 14,555 shares pursuant to the 2005 Company Bonus Incentive Program on December 15, 2005. This award will vest 100% on April 15, 2006.

(6)	Represents allowance paid for living expenses.

(7)	On August 11, 2003, Mr. Ricci received a Restricted Stock Award for 300,000 shares. This Restricted Stock Award vests in equal installments over three years, 1/3 on each anniversary date of grant. Mr. Ricci also received an additional Restricted Stock Award for 5,291 shares pursuant to the 2003 Company Bonus

Incentive Program on February 24, 2004. This Restricted Stock Award has 1-year cliff vesting. The value of this award on the date of grant was $30,000.

(8)	Represents a bonus paid for the successful completion of the Lernout & Hauspie acquisition.

(9)	Mr. Arnold joined the Company on September 29, 2004 as the Company’s Senior Vice President and Chief Financial Officer.

(10)	Represents reimbursement for taxable relocation expenses in the amount of $9,200 and auto lease payments in the amount of $3,000.

(11)	Mr. Arnold received a Restricted Stock Award for 3,904 shares pursuant to the 2005 Company Bonus Incentive Program on December 15, 2005. This award will vest 100% on April 15, 2006.

(12)	On September 30, 2004, Mr. Arnold received a Restricted Stock Award for 125,000 shares. This Restricted Stock Award has a 3-year cliff vesting, which vests 100% on September 30, 2007. The vesting of the Restricted Stock Award may accelerate 1/3 each year upon the achievement of certain enumerated company goals.

(13)	Mr. Chambers became an officer of the Company in April 2004 and assumed the position of President — SpeechWorks Solutions Business Unit.

(14)	Represents commission payments pursuant to achievements under Mr. Chambers’ Sales Incentive Plan in the amount of $51,900 and payments pursuant to the Company’s Bonus Incentive Plan in the amount of $24,000.

(15)	Represents reimbursement for auto lease payments.

(16)	On November 1, 2004 Mr. Chambers received a Restricted Stock Grant for 12,500 shares, which vested in full on December 31, 2004.

(17)	Represents commission payments pursuant to achievements under Mr. Chambers’ Sales Incentive Plan.

(18)	On February 24, 2004, Mr. Chambers received a Restricted Stock Award for 74,074 shares. This Restricted Stock Award has 3-year cliff vesting, which vests 100% on February 24, 2007. The vesting of the Restricted Stock Award may accelerate 1/3 each year upon the achievement of certain enumerated Company Goals. Mr. Chambers also received a Restricted Stock Award for 25,619 shares on March 25, 2003 as part of his employment with SpeechWorks International, Inc. which was subsequently assumed by the Company on August 11, 2003 in connection with the SpeechWorks acquisition. This Restricted Stock Award will vest 100% on March 25, 2007. The value of this award, on the date the award was assumed by the Company, was $100,426. Mr. Chambers also received an additional Restricted Stock Award for 1,058 shares that was awarded pursuant to the 2003 Company Bonus Incentive Program on February 24, 2004. This Restricted Stock Award has 1-year cliff vesting. The value of this award on the date of grant was $5,998.

(19)	Mr. Hauser became an executive officer in March 2005. Mr. Hauser is a resident of Switzerland. Where necessary, the amounts in the Summary Compensation Table have been converted from euros to United States dollars at an exchange rate of U.S. $1.2058 per euro.

(20)	Represents commission payments pursuant to achievements under Mr. Hauser’s Sales Incentive Plan.

(21)	Represents allowance paid to Mr. Hauser on a monthly basis for payment of miscellaneous expenses.

(22)	Mr. Shagoury became an officer of the Company in May 2004 and assumed the position of President — Productivity Applications Business Unit.

(23)	Represents commission payments pursuant to achievements under Mr. Shagoury’s Sales Incentive Plan in the amount of $47,675 and payments pursuant to the Company’s Bonus Incentive Plan in the amount of $15,000.

(24)	Represents payments made to Mr. Shagoury for use towards an automobile lease in the amount of $8,438, reimbursement for tax preparation services in the amount of $2,271 and reimbursement for income taxes payable on perquisites in the amount $719.

(25)	Represents commission payments pursuant to achievements under Mr. Shagoury’s Sales Incentive Plan.

(26)	On May 14, 2004, Mr. Shagoury received a Restricted Stock Award for 101,626 shares. This Restricted Stock Award has 3-year cliff vesting, which vests 100% on May 14, 2007. The vesting of the Restricted Stock Award may accelerate 1/3 each year upon the achievement of certain enumerated Company Goals.

Change in Control and Employment Agreements

Mr. Ricci serves as our Chief Executive Officer and Chairman of the Board. We entered into an employment agreement with Mr. Ricci effective August 11, 2003. Under his employment agreement, his annual base compensation was increased effective January 1, 2004 to $400,000 which has been subsequently increased as described below. On July 1, 2005, and each anniversary thereafter, his base compensation will increase by at least an additional $25,000. Mr. Ricci was also eligible to receive a target bonus of up to 100% of his base compensation for the fiscal year ended September 30, 2004 based upon the achievement of performance criteria established by the Compensation Committee of the Board. The employment agreement also provided for the grant of 300,000 shares of restricted stock (the “Restricted Stock Grant”) at a per share price equal to the par value of the Common Stock. One-third of the Restricted Stock Grant vests at the end of each twelve-month period following the date of grant. Mr. Ricci’s severance (in the event of his involuntary termination other than for cause, death or disability or his resignation for good reason) under the employment agreement would entitle him to a payment of his base compensation, as then in effect, for a period of 18 months, continued payment by us of group medical, dental and vision continuation coverage premiums for Mr. Ricci and his eligible dependents for 18 months, full vesting of all options and unvested shares of the Restricted Stock Grant held by him that were unvested immediately prior to termination, and to exercise outstanding stock options until the end of the term of the applicable stock option. In the event of a termination due to death or disability, Mr. Ricci would be entitled to vesting of all of his unvested options and unvested shares of the Restricted Stock Grant and the receipt of company-paid coverage for a period of two years for himself and eligible dependents under our health benefit plans. Mr. Ricci’s employment agreement also provides for a living expense allowance, not to exceed $107,000 annually, in connection with his relocation to the Massachusetts area, where our corporate headquarters are located and reimbursement for reasonable professional services expenses for tax, financial and/or estate planning services not to exceed $20,000 per calendar year. In February 2005, the Compensation Committee amended Mr. Ricci’s employment agreement as a result of the completion of Mr. Ricci’s relocation to the Massachusetts area. Mr. Ricci’s contract was restructured as follows: (i) elimination of the temporary living expense allowance, (ii) increasing the base salary to $493,500, (iii) addition of an automobile allowance of up to $13,500 per year, (iv) approval of the use of unused reimbursements from 2003 and 2004 (totaling $40,000) for tax preparation, financial planning and personal services provided that such expenses are incurred by the end of 2005, (v) approval of reimbursement of expenses related to tax preparation, financial planning and personal services of up to $20,000 for fiscal 2005 and (vi) a reduction of Mr. Ricci’s bonus opportunity under our Bonus Program from 100% of his base salary to 81% of his base salary. In February 2006, the Compensation Committee approved reimbursements to Mr. Ricci for tax, financial planning and personal services of up to $40,000 in fiscal 2006.

Mr. Arnold serves as our Chief Financial Officer. As part of Mr. Arnold’s September 2004 offer letter, in the event Mr. Arnold’s employment is terminated without cause and provided he executes our standard severance agreement, Mr. Arnold will receive a severance package of six months base salary, six months paid health insurance under COBRA, and a budget of $60,000 for relocation expenses. If Mr. Arnold’s employment is terminated without cause within six months following a change of control, Mr. Arnold will receive a severance package of twelve months base salary and twelve months paid health insurance under COBRA, plus immediate acceleration of all of his unvested stock options or restricted stock.

Ms. McCann serves as our Senior Vice President of Research and Development. Under the terms of a letter addressed to Ms. McCann on February 17, 2003, in the event there is a change in control and Ms. McCann’s employment is terminated within 6 months following the change in control, all of her unvested stock options and restricted stock will become fully vested as of the effective date of the termination of her employment. In addition, under the terms of our standard severance benefits for officers, if Ms. McCann’s employment is terminated without cause, Ms. McCann will receive a severance package of six months base salary and six months paid health insurance under COBRA, provided, however, if such termination occurs in connection with a change of control, Ms. McCann will receive a severance package of twelve months base salary and twelve months paid health insurance under COBRA.

Mr. Chambers serves as President of our SpeechWorks® Solutions Business Unit. As part of Mr. Chambers August 2003 offer letter, in the event Mr. Chamber’s employment is terminated for any reason other than cause, Mr. Chambers will be eligible to receive a severance package that is equal to the greater of the severance provided under the Senior Management severance plan in place at the time of his termination or six months base salary. In the event there is a change in control and Mr. Chambers’ employment is terminated within 6 months following the change in control, all of his unvested stock options and restricted stock will become fully vested as of the effective date of the termination of his employment. In addition, under the terms of our standard severance benefits for officers, if Mr. Chambers’ employment is terminated without cause, Mr. Chambers will receive a severance package of six months base salary and six months paid health insurance under COBRA, provided, however, if such termination occurs in connection with a change of control, Mr. Chambers will receive a severance package of twelve months base salary and twelve months paid health insurance under COBRA.

Mr. Shagoury serves as President of our Productivity Applications Business Unit. As part of Mr. Shagoury’s March 2004 offer letter, in the event Mr. Shagoury’s employment is terminated without cause, and provided he executes a standard severance agreement, Mr. Shagoury will receive a severance package of six months base salary plus six months of paid health insurance under COBRA. In the event there is a change in control and Mr. Shagoury’s employment is terminated within 12 months following the change in control, he will receive a severance package of twelve months base salary, twelve months of paid health insurance under COBRA and all of his unvested stock options and restricted stock will become fully vested as of the effective date of the termination of his employment.

Mr. Hauser serves as our Senior Vice President & General Manager, International Operations. As part of Mr. Hauser’s election as an executive officer, in the event there is a change in control and Mr. Hauser’s employment is terminated within 6 months following the change in control, all of his unvested stock options and restricted stock will become fully vested as of the effective date of the termination of his employment. In addition, pursuant to the terms of his employment agreement, Mr. Hauser is also entitled to severance equal to twelve months base salary and bonus in the event his employment is terminated without cause.

Recent Option Grants

The following table sets forth certain information regarding options granted during the fiscal year ended September 30, 2005 to the Named Executive Officers.

			Percent of
			Total
			Options			Potential Realizable Value
	Securities		Granted to	Exercise		at Assumed Annual Rates
	Underlying		Employees	or Base		of Stock Price Appreciation
	Options		in Fiscal	Price	Expiration	for Option Term($)(2)
Name	Granted(#)		Year(%)(1)	($/Share)	Date	5%	10%

Paul A. Ricci	750,000	(3)	17.7%	$3.79	3/16/2012	$1,157,183	$2,696,729
James R. Arnold, Jr.	100,000	(3)	2.4	4.29	2/29/2012	174,727	407,218
Steven G. Chambers	100,000	(3)	2.4	4.29	2/29/2012	174,217	407,218
	50,000	(4)	1.2	4.00	11/1/2011	81,420	189,743
Peter Hauser	100,000	(3)	2.4	3.87	3/10/2012	106,921	236,267
John D. Shagoury	100,000	(3)	2.4	3.88	5/16/2012	157,955	368,102

(1)	Based on options to purchase an aggregate of 4,243,657 shares of the Company’s Common Stock granted to employees during the fiscal year ended September 30, 2005.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Company’s Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of the Company’s Common Stock. The actual gains, if any, on the stock option exercises will depend on the future performance of the Company’s Common Stock, the optionee’s continued employment through applicable vesting periods and the date on which the options are exercised.

(3)	These options have a seven year term, and vest in equal installments on a quarterly basis over a 3 year period.

(4)	These options have a seven year term and vest 100% on the one year anniversary of the date of grant.

The following table shows the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive Officers as of September 30, 2005. (No stock appreciation rights were granted by the Company in 2004 and none were outstanding at September 30, 2005.)

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values(1)

	Shares		Number of Securities		Value of Unexercised
	Acquired		Underlying Unexercised		In-The-Money
	on		Options at 09/30/05		Options/SARS at 09/30/05
	Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul A. Ricci	—	—	3,181,554	625,000	$8,340,255	$962,500
James R. Arnold, Jr.	—	—	129,166	420,834	157,958	508,542
Steven G. Chambers	—	—	246,874	353,126	150,145	275,355
Peter Hauser	—	—	233,332	166,668	345,113	177,387
John D. Shagoury	—	—	158,333	341,667	85,583	255,417

(1)	Based on a per share price of $5.33, the closing price of the Company’s Common Stock as reported by NASDAQ on September 30, 2005, the last trading day of the fiscal year, less the exercise price. The actual value of unexercised options fluctuates with stock market activity.

Equity Compensation Plan Information

As of January 31, 2006, there were 23,768,609 shares subject to issuance upon exercise of outstanding options or awards under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $4.10, and with a weighted average remaining life of 6.11 years. As of January 31, 2004 there were 5,581,934 shares available for issuance under those plans.

The following table provides information as of September 30, 2005 with respect to the shares of Common Stock that may be issued under existing equity compensation plans.

				(c)
				Number of
				Securities Remaining
	(a)			Available for Future
	Number of		(b)	Issuance Under
	Securities to be		Weighted Average	Equity Compensation
	Issued Upon		Exercise Price of	Plans (Excluding
	Exercise of		Outstanding	Securities Reflected
	Options		Options	in Column (a))

Equity compensation plans approved by shareholders(1)	6,569,725	(2)	$4.15	5,208,713	(3)(4)
Equity compensation plans not approved by shareholders(5)(6)	12,039,417	(7)(8)	$4.16	1,507,694

Total equity compensation plans	18,609,142		$4.16	6,716,407

(1)	Consists of our 1995 Directors’ Stock Option Plan, 1993 Incentive Stock Option Plan, 1995 Employee Stock Purchase Plan, 1997 Employee Stock Option Plan, 1998 Stock Option Plan and 2000 Stock Plan.

(2)	Excludes number of securities to be issued upon vesting of restricted stock units. As of September 30, 2005, 816,516 shares of the Company’s Common Stock were issuable upon vesting of the restricted stock units.

(3)	Includes 930,391 shares of the Company’s Common Stock available for future issuance under the 1995 Employee Stock Purchase Plan.

(4)	Excludes shares of the Company’s Common Stock proposed to be added to the 2000 Stock Plan, the 1995 Directors’ Stock Option Plan and the 1995 Employee Stock Purchase Plan at the Annual Meeting.

(5)	Includes a stand-alone stock option granted to Paul Ricci, described more fully below, our 2000 Nonstatutory Stock Option Plan and our 2003 Stock Plan (formerly the SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan).

(6)	Excludes options assumed by the Company in the Caere acquisition and the Nuance acquisition. As of September 30, 2005, a total of 8,495,907 shares of the Company’s Common Stock were issuable upon exercise of the assumed options. The weighted average exercise price of the outstanding assumed options is $3.98 per share and they have an average weighted life remaining of 6.85 years. All outstanding assumed options from the Caere acquisition are fully vested and exercisable. 6,500,321 of the 8,048,950 options assumed in connection with the acquisition of Former Nuance were exercisable as of September 30, 2005. No additional options may be granted under the assumed options or their related plans.

(7)	Excludes number of securities to be issued upon vesting of restricted stock units. As of September 30, 2005, 30,000 shares of the Company’s Common Stock were issuable upon vesting of the restricted stock units.

(8)	Includes a stand-alone stock option to purchase 1,500,000 shares of the Company’s Common Stock granted to Paul Ricci at a per share exercise price of $1.3438 on August 17, 2000. This option, which was issued in connection with the hiring of Mr. Ricci, is fully vested and exercisable. In the event of termination of employment, Mr. Ricci will have the remaining term of the option to exercise any unexercised options.

Description of Plans Not Adopted by Stockholders

2000 Nonstatutory Stock Option Plan (the “NSO Plan”)

In August 2000, the Board of Directors approved our NSO Plan. The NSO Plan has not been approved by our stockholders. The NSO Plan, which has been amended from time to time, provides for the grant of nonstatutory stock options to employees and consultants. A total of 10,150,000 shares of Common Stock have been reserved for issuance under the NSO Plan. Of this amount, as of September 30, 2005, options with respect to 7,857,680 shares were outstanding, and 288,548 shares were available for future grants. All of the outstanding options were granted with an exercise price at or above fair market value, ranging from $0.66 to $8.74 per share with an average per share price of $4.48. Vesting schedules of the options range from 2 to 4 years, and they have a maximum term of 10 years. All future options will be issued at or above fair market value with a maximum option term of 7 years.

Nuance 2003 Stock Plan (formerly the SpeechWorks International, Inc. 2000 Employee, Director and Consultant Stock Plan) (the “2003 Plan”)

In August 2003, in connection with the SpeechWorks acquisition, the Company assumed the 2003 Plan. The 2003 Plan provides for the grant of nonstatutory stock options or stock purchase rights to employees and consultants that were not employed by the Company prior to the time of the acquisition. A total of 4,402,011 shares of Common Stock have been reserved for issuance under the 2003 Plan. Of this amount, as of September 30, 2005, options with respect to 2,681,737 shares were outstanding, stock purchase units with respect to 30,000 shares were outstanding, and 1,219,146 shares were available for future grants. All outstanding options were granted with an exercise price at or above fair market value, ranging from $3.46 to $5.97 per share with an average per share price of $4.80. Vesting schedules of the options range from 3 to 4 years, and have a maximum term of 10 years. All future options will be issued at or above fair market value with a maximum option term of 7 years.

RELATED PARTY TRANSACTIONS

On May 5, 2005, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) by and among the Company, Warburg Pincus Private Equity VIII, L.P. and certain of its affiliated funds (collectively, “Warburg Pincus”) pursuant to which Warbug Pincus agreed to purchase and we agreed to sell 3,537,736 shares of our common stock and warrants to purchase 863,236 shares of our common stock for an aggregate purchase price of $15.1 million. The warrants have an exercise price of $5.00 per share and a term of four years. On May 9, 2005, the sale of the shares and the warrants pursuant to the Securities Purchase Agreement was completed. We also entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company and Warburg Pincus pursuant to which Warburg Pincus agreed to purchase and we agreed to sell 14,150,943 shares of our common stock and warrants to purchase 3,177,570 shares of our common stock for an aggregate purchase price of $60.0 million. The warrants have an exercise price of $5.00 per share and a term of four years. On September 15, 2005, the sale of the shares and the warrants pursuant to the Stock Purchase Agreement was completed. The net proceeds from these two fiscal 2005 financings were $73.9 million. In connection with the financings, we granted Warburg Pincus registration rights giving Warburg Pincus the right to request that we use commercially reasonable efforts to register some or all of the shares of common stock issued to Warburg Pincus under both the Securities Purchase Agreement and Stock Purchase Agreement, including shares of common stock underlying the warrants.

In connection with the foregoing transactions, we and Warburg Pincus entered into an Amended and Restated Stockholders Agreement dated May 5, 2005 (the “Amended and Restated Stockholders Agreement”), which amended and restated the previous Stockholders Agreement dated March 19, 2004. The Amended and Restated Stockholders Agreement provides Warburg Pincus with the opportunity to designate two directors to the Board, until the later of (i) the date that Warburg Pincus shall cease to beneficially own at least 25,000,000 shares of our voting stock, or (ii) the date that Warburg Pincus’s percentage beneficial ownership of our voting stock is less than the quotient of (x) two divided by (y) the then authorized number of directors of the Company. Messrs. Janeway and Harris, who are each members of the Board, are the designees of Warburg Pincus.

In connection with the Company’s acquisition of the former Nuance Communications, Inc., pursuant to the terms of the Agreement and Plan of Merger dated May 9, 2005, Messrs. Berger and Quigley were appointed to the Company’s Board of Directors.

In connection with the Caere acquisition in March 2000, we entered into a non-competition and consulting agreement with the former Caere President and CEO, Mr. Robert G. Teresi. Mr. Teresi is a current member of our Board of Directors. Pursuant to the non-competition and consulting agreement, we agreed to pay, in cash, on the second anniversary of the merger, March 13, 2002, the difference between $13.50 and the closing price per share of our common stock at that time, multiplied by 486,548. On March 5, 2002, we negotiated a deferred payment agreement with Mr. Teresi to terminate this agreement. Under the terms of the deferred payment agreement, we paid Mr. Teresi $1.0 million in cash on March 5, 2002 and agreed to make future cash payments totaling $3.3 million, with such amounts payable in equal quarterly installments of approximately $0.4 million over the following two years. During the fiscal year ended September 30, 2004, we paid the final quarterly installment under this agreement totaling $0.4 million. The total consideration of this agreement was accounted for in the original Caere purchase price and had no effect on the results of operations. Mr. Teresi also received salary and benefit continuation pursuant to an Executive Compensation and Benefit Continuation Agreement assumed in connection with the Caere acquisition. This agreement provided for salary continuation benefits payable in our normal payroll cycle for a period of five years as well as continuation of medical insurance coverage for Mr. Teresi and his qualified dependents for the same period. These benefits continued through March 2005.

During the fiscal year ended September 30, 2005, the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, acted as primary outside corporate and securities counsel to the Company. Ms. Martin, a member of our Board of Directors, is a member, and is currently the head of the business law and tax services departments, of Wilson Sonsini Goodrich & Rosati. Aggregate fees and costs billed to us for services performed during the fiscal year ended September 30, 2005 by Wilson Sonsini Goodrich & Rosati were approximately $2,590,573, which is less than one percent (1%) of Wilson Sonsini Goodrich & Rosati’s revenue for the year ended January 31, 2006.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors. During the fiscal year ended September 30, 2004, the Compensation Committee consisted of Messrs. Robert J. Frankenberg and John C. Freker, Jr., each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. No member of the Compensation Committee during this fiscal year ended September 30, 2005 was an employee of the Company or any of its subsidiaries.

Compensation Strategy

Generally, the Company’s 2005 executive compensation programs consisted of a base salary program, a performance-based cash bonus program and a long-term incentive plan consisting of nonqualified stock options and Restricted Stock Awards. A large part of executive compensation is at-risk and tied to individual and Company performance. The Compensation Committee’s executive compensation policy has the following objectives:

•	To align the interests of the Company’s executives and other key employees with those of the Company’s stockholders, employees, and customers;

•	To link executive compensation to the Company’s performance;

•	To target base salaries at about the 50th to 75th percentile and total annual cash incentive at about the 75th percentile for each executive as compared to his or her industry-specific peers; and

•	To offer significant levels of at-risk compensation in the form of stock options and Restricted Stock Awards so that the long-term rewards available to the Company’s executive officers will have a direct correlation to stockholder value.

Factors Considered in Establishing Compensation Packages

Several of the more important factors that were considered in establishing the components of each executive officer’s compensation package are summarized below. Additional factors were also taken into account to a lesser degree.

•	Base Salary. The Compensation Committee reviews recommendations and sets the salary levels of executive officers at the beginning of each calendar year. This review is based on the duties and responsibilities that the Company expects each executive to discharge during the current year and upon the executive’s performance during the previous year. The Company performs external market comparisons, relative to industry-specific peers, based on individual job responsibility. The Compensation Committee reviews companies whose employee size and annual revenue are similar to that of the Company. The compensation for Mr. Ricci is guided by the terms of his employment agreement.

•	Bonuses. The 2005 Bonus Program for the executive officers consisted of cash (the “Cash Component”) and equity in the form of restricted stock (the “Equity Component”).

•	The Cash Component was an annual bonus tied to certain corporate objectives. The bonus amount was a percentage of the executive’s base salary. The bonus program is an annual program paid out twice annually, with the exception of Messrs. Hauser, Chambers and Shagoury who have compensation tied to a sales incentive plan which pays for achievements quarterly. Achievements made by Messrs. Hauser, Chambers and Shagoury under the sales incentive plans is included in “Other Compensation” column in the Summary Compensation Table. It was determined by the Compensation Committee that certain achievements have been accomplished under the Company bonus program and payouts in accordance to this program are included in the “Other Compensation” column in the Summary Compensation Table. The 2nd half of the Executive’s bonus’s were paid out in the form of Restricted stock and is included in the “Long-Term Incentive-Restricted Stock Awards” column in the Summary Compensation Table.

•	The Equity Component took the form of restricted stock. All executive officers, with the exception of Mr. Ricci, were issued restricted stock with a 3-year cliff vesting schedule. All of the Restricted Stock Awards had an acceleration feature pursuant to which 1/3 of the unvested shares would accelerate upon the achievement of corporate objectives. The Compensation Committee determined that the corporate objectives were met for the fiscal year ended September 30, 2005, thus 1/3 of the unvested portion of Messrs. Arnold’s, Chambers’, Hauser’s and Shagoury’s restricted stock was accelerated on 12/15/05.

In November, 2004 the Compensation Committee issued an additional bonus grant to Mr. Chambers to award him for his achievements. The value of this award is included in the “Long-Term Incentive-Restricted Stock Awards” column in the Summary Compensation Table.

•	Options. The Compensation Committee periodically approves grants of stock options to each of the Company’s executive officers under the Company’s stock option plans. The grants are designed to give executive officers the opportunity to build a meaningful stake in the Company, with the objective of aligning executive officers’ long-range interests with those of the stockholders and encouraging the achievement of superior results over time. Each grant generally allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to 7 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. The Committee approved the issuance of grants to certain Named Executive Officers during the fiscal year ended September 30, 2005. Please see “Recent Option Grants” table for details of options granted during the fiscal year ended September 30, 2005.

Compensation of the Chief Executive Officer

The Company entered into an employment agreement with Mr. Ricci dated August 11, 2003. The employment agreement provides a base annual salary of $300,000 through December 31, 2003 with an increase in base to $400,000 from January 1, 2004 through June 30, 2005. On July 1, 2005 and each anniversary thereafter, Mr. Ricci’s base annual salary will increase by at least $25,000. Other items included in the “Other Annual Compensation” and “All Other Annual Compensation” columns in the Summary Compensation Table includes a living expense allowance that is paid to Mr. Ricci pursuant to his employment agreement. The employment agreement also provides a target bonus of 100% of Mr. Ricci’s base annual salary for the fiscal year ended September 30, 2004 based upon achievement of performance criteria established by the Compensation Committee. In February 2005, the Compensation Committee amended Mr. Ricci’s contract as a result of the completion of Mr. Ricci’s relocation to the Massachusetts area. Mr. Ricci’s contract was restructured as follows: (i) elimination of the temporary living expense allowance, (ii) increasing his base salary to $493,500, (iii) addition of an automobile allowance of up to $13,500 per year, (iv) approval of the use of unused reimbursements from 2003 and 2004 (totaling $40,000) for tax preparation, financial planning and personal services provided that such expenses are incurred by the end of 2005, (v) approval of reimbursement of expenses related to tax preparation, financial planning and personal services of up to $20,000 for fiscal 2005 and (vi) a reduction of Mr. Ricci’s bonus opportunity under the Company’s Bonus Program from 100% of his base salary to 81% of his base salary. As contemplated by the terms of Mr. Ricci’s employment agreement, Mr. Ricci’s base salary still provides for an increase by at least $25,000 on July 1, 2005 and each anniversary thereafter. The Compensation Committee determined that achievements were made pursuant to corporate objectives for the fiscal year ended September 30, 2005 thus resulting in a bonus paid to Mr. Ricci. Mr. Ricci’s first half payment was paid in cash and is included in “Other Income” in the Summary Compensation Table. Mr. Ricci’s second-half payment was issued in the form of restricted stock and the value is included in the “Long-Term Incentive-Restricted Stock Awards” column in the Summary Compensation Table. The employment agreement also provided for the issuance of a 300,000 share Restricted Stock Award at a per share purchase price equal to the par value of the Company’s Common Stock. One-third of the Restricted Stock vests at the end of each twelve-month period following the date of grant. As of September 30, 2005, 100,000 shares of this restricted stock grant was unvested. In addition, the Compensation Committee has agreed to consider granting Mr. Ricci additional options at least once during each fiscal year. The terms and conditions of any options granted to Mr. Ricci will be determined by the Compensation Committee at the time of grant, but the Compensation Committee generally will seek to grant options to Mr. Ricci in an amount and on terms and conditions that are at least as favorable as option grants received by senior officers of comparably situated companies. Mr. Ricci did receive a stock option grant during the fiscal year ended September 30, 2005. Please see “Recent Option Grants” table for details of the option granted during the fiscal year ended September 30, 2005.

The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its chief executive officer or any of its four other highest-paid officers. This section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m). It is the Company’s policy to qualify, to the extent reasonable, compensation paid to executive for deductibility under Section 162(m). However, the Compensation Committee may from time to time approve compensation that is not deductible under this Section.

Robert J. Frankenberg
John C. Freker, Jr.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN

The stockholders are being asked to approve the Company’s amended and restated 2000 Stock Plan (the “2000 Plan”). The 2000 Plan, as amended, will enable the Company to continue to use the 2000 Plan to assist in recruiting, motivating and retaining talented employees to help achieve the Company’s business goals.

The 2000 Plan, as amended, includes the following five amendments:

(1) To increase the number of shares of Common Stock authorized for issuance under the 2000 Plan from 11,750,000 shares to 16,250,000 shares, an increase of 4,500,000 shares;

(2) To remove a provision that causes shares granted pursuant to restricted stock awards and restricted stock units to count against the maximum share limitation under the 2000 Plan as 1.33 shares for every one share granted;

(3) To remove the limitation on the number of shares of Common Stock that the Company will be able to issue pursuant to awards of restricted stock and restricted stock units;

(4) To increase the limitation on the number of shares subject to an award of options or stock appreciation rights that may be granted to any one individual in any fiscal year from 750,000 shares of Common Stock to 1,000,000 shares of Common Stock, provided such amount shall be doubled in the event the award is issued in connection with an individual’s initial employment with the Company; and

(5) To increase the limitation on the number of shares subject to an award of restricted stock that may be granted to any one individual in any fiscal year from 500,000 shares of Common Stock to 750,000 shares of Common Stock, provided such amount shall be doubled in the event the award is issued in connection with an individual’s initial employment with the Company.

Awards granted under the 2000 Plan may be designed to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). Pursuant to Section 162(m) of the Code, the Company generally may not deduct for federal income tax purposes compensation paid to the Chief Executive Officer or the four other most highly-paid employees to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, the Company may deduct for federal income tax purposes the compensation paid, even if such compensation exceeds $1 million in a single year. For certain awards granted under the 2000 Plan to qualify as “performance-based” compensation under Section 162(m), among other things, the stockholders must approve the material terms of the 2000 Plan at this annual meeting of our stockholders.

In February 2006, the Board of Directors approved changes to the prior version of the 2000 Plan, subject to approval from the Company’s stockholders at the Annual Meeting. If the stockholders approve the 2000 Plan, it will replace the current version of the 2000 Plan. Otherwise, the current version of the 2000 Plan will remain in effect. The Company’s named executive officers and directors have an interest in this proposal.

We believe strongly that the approval of the amended 2000 Plan is essential to the Company’s continued success. The Company’s employees are its most valuable assets. Stock options and other awards such as those provided under the 2000 Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. While the Company does not have any specific plans or commitments to issue stock options or awards under the 2000 Plan at this time, for the reasons stated above and to ensure the Company can continue to grant stock awards to key employees of the Company at levels determined appropriate by the Board and the Compensation Committee of the Board, the stockholders are being asked to approve the 2000 Plan, as amended.

Description of the 2000 Plan

The essential features of the 2000 Plan are outlined below. The following summary of the principal provisions of the 2000 Plan as proposed to be amended and restated is qualified in its entirety by reference to the full text of the 2000 Plan, which is included as Annex A hereto.

General

The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and employees and consultants of its parent and subsidiary companies and to promote the success of the Company’s business. The 2000 Plan authorizes the Board of Directors or one or more of its committees to grant stock options, restricted stock units, rights to purchase restricted stock and stock appreciation rights (each an “Award”).

Administration

The 2000 Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the “Administrator”). The Administrator may make any determinations deemed necessary or advisable for the 2000 Plan. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code (to enable the Company to receive a federal tax deduction for certain compensation paid under the Plan).

Number of Shares of Common Stock Available Under the Incentive Plan

Assuming stockholders approve this proposal, a total of 16,250,000 shares of Common Stock will have been reserved for issuance under the 2000 Plan. As of January 31, 2006, 2,421,857 shares of Common Stock were available for issuance under the 2000 Plan of which only 1,503,865 are available for grant as restricted stock award or restricted stock units. Assuming stockholders approve this Plan, the shares available under this Plan would increase to 7,304,122 shares, all of which will be available for grant as restricted stock awards or restricted stock units. Currently, any shares granted as options or stock appreciation rights are counted against this limit as one share for every one share granted and any shares granted, pursuant to awards of restricted stock or restricted stock units are counted against the Restricted Stock Limit and the maximum share limits as 1.33 shares for every one share granted. Assuming stockholders approve this proposal, any shares granted as options, stock appreciation rights, restricted stock or restricted stock units, regardless of when granted, will be counted against this limit as one share for every one share granted.

If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares allocable to the terminated portion of such Award or such forfeited or repurchased shares shall again be available for grant under the 2000 Plan. Shares shall not be deemed to have been granted pursuant to the 2000 Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations. Upon payment in shares pursuant to the exercise of a stock appreciation right, the number of shares available for grant under the 2000 Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an option is paid by tender to the Company of shares underlying the option, the number of shares available for grant under the 2000 Plan shall be reduced by the net number of shares for which the option is exercised. Assuming stockholders approve this proposal, any awards of restricted stock or restricted stock units that are returned to the 2000 Plan will be counted as one share for every one share returned.

Eligibility

Nonstatutory stock options, stock purchase rights (i.e., awards of restricted stock), restricted stock units and stock appreciation rights may be granted under the 2000 Plan to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom Awards may be granted, the time or times at which such Awards will be granted, and the exercise price and number of shares subject to each such grant; provided, however, the exercise price of a stock option and a stock appreciation right may not be less than 100% of the fair market value of the Common Stock on the date such Award is granted.

Limitations

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with certain Awards granted to such persons, the 2000 Plan provides that no service provider may be granted, in any fiscal year of the Company, options or stock appreciation rights to purchase more than 1,000,000 shares of Common Stock or 750,000 restricted stock awards or restricted stock units. Notwithstanding the limit on grants of options or stock appreciation rights, however, in connection with such individual’s initial employment with the Company, he or she may be granted options or stock appreciation rights to purchase up to an additional 1,000,000 shares of Common Stock or up to an additional 750,000 restricted stock awards or restricted stock units.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

(a) Exercise Price.  The Administrator determines the exercise price of options at the time the options are granted. The exercise price of a stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a more than 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. As of January 31, 2006, the closing price of the Common Stock as reported on the Nasdaq Stock Market was $8.54 per share.

The Company’s by-laws provide that it may not reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future under the 2000 Plan; cancel options in exchange for the re-grant of options at a lower exercise price (including entering into any “6 month and 1 day” cancellation and re-grant scheme), whether or not the cancelled options are returned to the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

(b) Exercise of Option; Form of Consideration.  The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option in connection with the termination of a participant’s employment with the Company. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2000 Plan permits payment to be made by cash, check, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option.  No stock option or stock appreciation right granted under the 2000 Plan may have a term greater than seven years after the date of grant. In the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d) Termination of Service.  The Administrator determines the length of the post-termination exercise period of a stock option. In the absence of a time specified in a participant’s Award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service relationship terminates due to the participant’s death or disability, in which case the participant or the participant’s estate or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination, within 12 months from the date of such termination.

(e) Nontransferability of Options.  Unless otherwise determined by the Administrator, options granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(f) Other Provisions.  The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

Stock Purchase Rights

In the case of stock purchase rights, (i.e. rights to acquire restricted stock), unless the Administrator determines otherwise, the Award agreement will grant the Company a repurchase option exercisable upon the termination of the participant’s service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will generally be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator including, if the Administrator has determined it is desirable for the stock purchase right to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code, the repurchase option will lapse based on the achievement of performance goals.

Restricted Stock Units

The Administrator may grant restricted stock units under the 2000 Plan. Each restricted stock unit award will be evidenced by an Award agreement that will specify the period of restriction, the number of shares granted and all other terms and conditions as the Administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. For example, the Administrator may set restrictions based on the achievement of specific performance goals.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of Common Stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. The Administrator will determine the exercise price of a stock appreciation right, which will be no less than 100% of the fair market value of the Common Stock on the date of grant, and the term of each stock appreciation right, which will not be greater than seven (7) years from the date of grant. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2000 Plan. The Administrator will determine the number of shares granted to a service provider pursuant to a stock appreciation right, but as discussed above, the Administrator will not be permitted to grant to a service provider, in any fiscal year of the Company, more than 1,000,000 shares of Common Stock for issuance pursuant to awards of stock appreciation rights. Notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted stock appreciation rights to purchase up to an additional 1,000,000 shares of Common Stock.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

Performance Goals

As discussed above, under Section 162(m) of the Internal Revenue Code, the annual compensation paid to the Chief Executive Officer and to each of its four other most highly-paid executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2000 Plan, setting limits on the number of Awards that any individual may receive, and for Awards other than options, establishing performance criteria that must be met before the Award actually will vest or be paid.

We have amended the 2000 Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to Administrator’s discretion, one or more of the following performance goals may apply: annual revenue, cash position, controllable profits, customer satisfaction MBOs, earnings per share, individual objectives, net income, new orders, operating cash flow, operating income, return on assets, return on equity, return on sales, and total shareholder return. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization

In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of Common Stock subject to the 2000 Plan, the number of shares of Common Stock that may be issued pursuant to Awards of restricted stock and restricted stock units, the maximum number of shares of Common Stock that may be issued to service providers in any fiscal year pursuant to Awards, the number and class of shares of stock subject to any outstanding Award, and the exercise price of any such outstanding Award.

In the event of a liquidation or dissolution, any unexercised Award will terminate. The Administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the Award, including shares as to which the Award would not otherwise be exercisable.

In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding Award will be assumed or an equivalent Award substituted by the successor corporation. If the successor corporation refuses to assume an Award or to substitute a substantially equivalent Award, the participant will have the right to exercise his or her option and stock appreciation right as to all of the shares subject to the Award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for restricted stock units will be deemed achieved, and all other terms and conditions met. In such event, the Administrator will notify the participant that the Award is fully exercisable for fifteen (15) days from the date of such notice and that the Award terminates upon expiration of such period.

Amendment and Termination of the Plan

The Board may amend, alter, suspend or terminate the 2000 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 2000 Plan to the extent the Board determines it necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any Award previously granted under the 2000 Plan without the written consent of the participant. Unless terminated earlier, the 2000 Plan will terminate ten years from the date the 2000 Plan was originally adopted by the Board.

Plan Benefits

The amount and timing of Awards granted under the 2000 Plan are determined in the sole discretion of the Administrator and therefore cannot be determined in advance. The benefits or amounts that were received by, or allocated to, the CEO, the other Named Executive Officers, all current executive officers as a group, the current Directors of the Company who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group under the 2000 Plan for the fiscal year ended September 30, 2005.

		Average	Number of	Dollar Value
	Number of	Per Share	Shares of	of Shares of
	Options	Exercise	Restricted	Restricted
Name and Position	Granted	Price	Stock Granted	Stock Granted

Paul A. Ricci	750,000	$3.79	—	—
James R. Arnold, Jr.	100,000	$4.00	—	—
Steven G. Chambers	150,000	$4.19	12,500	$50,000
Peter Hauser	100,000	$3.87	—	—
John D. Shagoury	100,000	$3.88	—	—
Executive Group	1,300,000	$3.93	12,500	$50,000
Non-Executive Director Group	—	—	47,169	$250,000
Non-Executive Officer Employee Group	969,000	$5.33	520,974	$2,409,707

The future benefits or amounts that would be received under the 2000 Stock Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2000 Stock Plan, as amended, had been in effect cannot be determined.

Federal Income Tax Consequences

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m), the Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m), the Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights (i.e., Restricted Stock) and Restricted Stock Units.   A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any amount paid for the shares) on the date the Award is granted.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an Award under the 2000 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly-paid executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2000 Plan and setting limits on the number of Awards that any individual may receive. The 2000 Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2000 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the 2000 Plan, as amended. Unless marked to the contrary, proxies received will be voted “FOR” approval of the 2000 Plan, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE 2000 PLAN, AS AMENDED.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED 1995 DIRECTORS’ STOCK OPTION PLAN

The Board of Directors has approved amendments to the Company’s 1995 Directors’ Stock Option Plan, subject to the approval of the Company’s stockholders. The Company’s 1995 Directors’ Stock Option Plan (the “Directors’ Plan”) was originally adopted by the Board and stockholders in October 1995 and subsequently amended by the Board and stockholders in June 2001, June 2002 and March 2005. The Company’s non-employee directors have an interest in this proposal.

In February 2006, the Board adopted, subject to stockholder approval, an amended and restated Directors’ Plan, which includes the following four amendments:

(1) To increase to the number of shares of Common Stock authorized for issuance under the Directors’ Plan from 1,320,000 shares to 1,820,000 shares, an increase of 500,000 shares;

(2) To expand the type of awards which may be issued pursuant to the Director Plan to include restricted stock purchase rights;

(3) To change the initial grant of 50,000 stock options to a grant of 30,000 shares of restricted stock, vesting annually over a three-year period; and

(4) To change the annual grant of 15,000 stock options to a grant of 15,000 shares of restricted stock, vesting annually over a three-year period.

The Board adopted these amendments to facilitate the Company’s goals of increasing the compensation of its non-employee directors when stockholder value (represented by the trading price of the Company’s stock) is increased and of attracting, over time, additional highly qualified non-employee directors of the Company.

As of January 31, 2006, there were options to purchase 935,000 shares of Common Stock outstanding under the Directors’ Plan, with exercise prices ranging from $0.6563 to $7.8000 per share. As of January 31, 2006, without taking into account the proposed amendments to the Directors’ Plan, 370,000 shares remained available for future grant under the plan.

Description of the Directors’ Plan

The essential features of the Directors’ Plan are outlined below. The following summary of the principal provisions of the Directors’ Plan, as proposed to be amended and restated, is qualified in its entirety by reference to the full text of the Directors’ Plan, which is included as Annex B hereto.

General

The Directors’ Plan currently provides for the non-discretionary grant of non-statutory stock options. If approved by the stockholders, the Directors’ Plan will provide for the non-discretionary grant of restricted stock purchase rights. See “Federal Income Tax Information” below for a discussion of the tax treatment of restricted stock purchase rights.

Purpose

The Company, by means of the Directors’ Plan, seeks to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive for such persons to exert maximum efforts to promote the success of the Company, and to encourage their continued service on the Board.

Administration

The Board administers the Directors’ Plan. Subject to the provisions of the Directors’ Plan, the Board has the power to construe and interpret the Directors’ Plan and options and the options and restricted stock purchase rights granted under it, to establish, amend, and revoke rules and regulations for its administration, to amend the Directors’

Plan, and generally to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

Eligibility

Restricted stock purchase rights will be granted under the Directors’ Plan only to non-employee directors of the Company. A “non-employee director” is a director of the Company who is not an employee of the Company or of any “parent” or “subsidiary” of the Company, as those terms are defined in the Code. The payment of a director’s fee by the Company is not sufficient in and of itself to constitute “employment” by the Company. Ten of the Company’s eleven current directors (all except Mr. Ricci) are eligible to participate in the Directors’ Plan.

Stock Subject to the Directors’ Plan

If options granted under the Directors’ Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Directors’ Plan. Further, if shares of restricted stock issued to a director are reacquired by the Company following the termination of a Director’s term as a member of the Board, such shares will again become available for issuance under the Directors’ Plan. Subject to the approval of Proposal Number 3, the number of shares authorized for issuance under the Directors’ Plan will be increased from 1,320,000 to 1,820,000, an increase of 500,000 shares.

Terms and Conditions of Restricted Stock Grants

If approved by the stockholders, non-employee directors will be granted restricted stock purchase rights under the Directors’ Plan, subject to the following terms and conditions:

(a) Non-Discretionary Grants.  Grants of restricted stock purchase rights are non-discretionary. Each non-employee director will be automatically granted a restricted stock purchase right as follows:

•	An initial grant of 30,000 restricted stock purchase rights on the date the person first becomes a non-employee director, except in the case when a former employee becomes a non-employee director solely because he or she terminates employment with the Company (the “First Grant”); and

•	An annual grant of 15,000 restricted stock purchase rights on January 1 of each year, provided that, on such date, the non-employee director has served on the Board as a non-employee director for at least 6 months (the “Subsequent Grant”).

(b) Purchase Price; Payment.  The purchase price of each restricted stock purchase right granted under the Directors’ Plan will be equal to the par value of the Common Stock subject to such purchase right ($0.001 per share). The purchase price of restricted stock granted under the Directors’ Plan must be paid either: (i) in cash or by check at the time the right is exercised, (ii) by other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate purchase price of the shares being purchased (which, if acquired from the Company, shall have been held for at least six months), or (iii) by a combination of such methods of payment and/or by any other method permitted by applicable corporate law.

(c) Vesting.  The restricted stock purchase rights vest annually over a three-year period (e.g. 1/3 of the rights subject to the grant will vest on each anniversary of the grant date).

(e) Non-transferability of Restricted Stock Purchase Rights.  Restricted stock purchase rights granted under the Directors’ Plan are not transferable except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative.

Adjustment Provisions

In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the class and maximum number of shares subject to the Directors’ Plan and the class, number of shares, and price per share of stock subject to such outstanding options or restricted stock purchase rights.

Effect of Certain Corporate Events

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, the Company shall give to directors, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

Duration, Amendment, and Termination

The Board may suspend or terminate the Directors’ Plan at any time. Unless sooner terminated, the Directors’ Plan terminates on March 14, 2015. The Board also may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent the Board deems it necessary and desirable to comply with any applicable law or regulation, the Company shall obtain approval of the stockholders of the Company to Plan amendments.

Plan Benefits

The following shows the benefits or amounts that will be received by, or allocated to, the CEO, other Named Executive Officers and current Directors of the Company under the Directors Plan for the fiscal year ended September 30, 2005:

Average
	Number of	Per Share
	Options	Exercise
Name and Position	Granted	Price

Paul A. Ricci	—	—
James R. Arnold, Jr.	—	—
Steven G. Chambers	—	—
Jeanne F. McCann	—	—
John D. Shagoury	—	—
Executive Group	—	—
Non-Executive Director Group	205,000	$4.57
Non-Executive Officer Employee Group	—	—

Federal Income Tax Information

Stock Options.  Stock options granted under the Directors’ Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors’ Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

Options granted under the Directors’ Plan are non-statutory options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price.

Any taxable income recognized in connection with an option exercise by an optionee is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights (i.e., Restricted Stock).  A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any amount paid for the shares) on the date the Award is granted.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, RECIPIENTS OF RESTRICTED STOCK PURCHASE RIGHTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN AS WELL AS THE GRANT AND PURCHASE OF RESTRICTED STOCK. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S OR CONSULTANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the Directors’ Plan, as amended. Unless marked to the contrary, proxies received will be voted “FOR” approval of the Directors’ Plan, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
DIRECTORS’ PLAN, AS AMENDED.

PROPOSAL NUMBER 4

AMENDMENT OF THE NUANCE 1995 EMPLOYEE STOCK PURCHASE PLAN

The Nuance 1995 Employee Stock Purchase Plan (the “1995 ESPP”) provides employees with an opportunity to purchase Common Stock through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time.

The Board has approved amendments to the 1995 ESPP, subject to stockholder approval, to:

(1) Increase the number of shares authorized for issuance thereunder from 2,500,000 to 3,000,000, an increase of 500,000 shares; and

(2) Include a provision requiring shares purchased pursuant to the 1995 ESPP to be deposited in an account with a Company-approved broker until such shares are sold or the applicable holding periods for tax purposes have been satisfied.

The essential features of the 1995 ESPP are outlined below. The following summary of the principal provisions of the 1995 ESPP, as proposed to be amended, is qualified in its entirety by reference to the full text of the 1995 ESPP, which is included as Annex C hereto.

General

The 1995 ESPP is intended to qualify under the provisions of Section 423 of the Code, is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA. A total of 2,500,000 shares are currently authorized to be issued under the 1995 ESPP. As of January 31, 2006, a total of 1,569,609 shares had been issued to employees under the 1995 ESPP, and 930,391 shares remained available for future issuance. The average per share issuance price for shares purchased by employees under the 1995 ESPP to date is approximately $3.17. Assuming stockholders approve this proposal, a total of 3,000,000 shares will be authorized to be issued under the 1995 ESPP and, as of January 31, 2006, a total of 1,430,391 shares would have remained available for future issuance.

Purpose

The purpose of the 1995 ESPP is to provide employees with an opportunity to purchase Common Stock through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time.

Administration

The 1995 ESPP may be administered by the Board or a committee appointed by the Board. Currently the 1995 ESPP is administered by the Board. The Board or its committee has full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the 1995 ESPP, to construe and interpret the 1995 ESPP, and to make all other determinations necessary or advisable for the administration of the 1995 ESPP.

Eligibility

Any person who, on the first day of an offering period, is customarily employed by the Company for at least 20 hours per week and more than five months in any calendar year is eligible to participate in the 1995 ESPP.

Offering Dates

In general, the 1995 ESPP is implemented by a series of offering periods of 12 months duration, with new offering periods commencing on or about February 16 and August 16 of each year. Each offering period consists of two consecutive purchase periods of six months duration, with the last day of such period being designated a purchase date. The Board has the power to change the duration and frequency of the offering and purchase periods with respect to future offerings without stockholder approval if such change is announced at least fifteen days prior to the scheduled beginning of the first offering or purchase period to be affected.

Participation in the Plan

Eligible employees may participate in the 1995 ESPP by completing an enrollment form provided by the Company and filing it with the Company prior to the applicable offering date, unless a later time for filing the enrollment form is set by the Company for all eligible employees with respect to a given offering. The enrollment form currently authorizes payroll deductions of not less than 1% and not more than 12% of the participant’s eligible compensation on the date of the purchase.

Purchase Price

The purchase price per share sold under the 1995 ESPP is a price equal to the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or the purchase date. The fair market value is the per share closing price of the common stock on the NASDAQ National Market as of such date reported by NASDAQ.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be up to 12% of a participant’s eligible compensation received on each payday during the offering period. Eligible compensation is defined in the 1995 ESPP to include the regular straight time gross earnings excluding payments for overtime, shift premium, incentive compensation, bonuses and commissions. A participant may discontinue his or her participation in the 1995 ESPP at any time during the offering period prior to a purchase date, and may decrease the rate of his or her payroll deductions once during the offering period by completing and filing a new enrollment form. No interest accrues on the payroll deductions of a participant in the 1995 ESPP.

Purchase of Stock; Exercise of Option

By executing an enrollment form to participate in the 1995 ESPP, the participant is entitled to have shares placed under option. Unless the participant’s participation is discontinued, each participant’s option for the purchase of shares will be exercised automatically at the end of each purchase period at the applicable price. Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the 1995 ESPP if immediately after the grant of the option he or she would own 5% or more of the voting power or value of all classes of the Company’s stock or of any of the Company’s subsidiaries (including stock which may be purchased under the 1995 ESPP or pursuant to any other options), nor shall any participant be granted an option which would permit the participant to buy pursuant to all of the Company’s employee stock purchase plans more than $25,000 worth of stock determined at the fair market value of the shares at the time the option is granted) in any calendar year.

Termination of Employment

Upon termination of a participant’s continuous status as an employee prior to the purchase date of an offering period for any reason, including retirement or death, he or she will be deemed to have elected to withdraw from the Plan and the contributions credited to his or her account but not yet used to exercise his or her option under the Plan will be returned to him or her.

Nontransferability

No rights or accumulated payroll deductions of a participant under the 1995 ESPP may be pledged, assigned or transferred for any reason.

Amendment and Termination of the Plan

The Board may at any time amend or terminate the 1995 ESPP, except that such termination shall not affect options previously granted.

Certain Federal Income Tax Information

The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 1995 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The 1995 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 1995 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Vote Required; Recommendation of the Board

The affirmative vote of a majority of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the 1995 ESPP. Unless marked to the contrary, proxies received will be voted “FOR” approval of the 1995 Employee Stock Purchase Plan.

THE NUANCE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
NUANCE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT
OF THE NUANCE 1995 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NUMBER 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

In February 2006, the Audit Committee approved the retention of BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal period ended September 30, 2006. A representative of BDO is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

The stockholders are asked to ratify the appointment of BDO as independent registered public accounting firm for the Company for the fiscal year ending September 30, 2006. BDO was engaged as the Company’s independent registered public accounting firm by the Audit Committee on October 24, 2004 and has audited the Company’s financial statements for the nine months ended September 30, 2004 and fiscal year September 30, 2005. BDO was engaged following the resignation of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company on September 8, 2004.

During the Company’s fiscal year ended September 30, 2005, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such year and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

PwC’s reports on the Company’s consolidated financial statements for the years ended December 31, 2002 and 2003 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2002 and 2003 and through September 8, 2004, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the period from the end of the most recent fiscal year to the date of BDO’s engagement, neither the Company nor anyone acting on its behalf consulted with BDO with respect to any subject matter or reportable event set forth in Item 304(a)(2) of Regulation S-K.

Audit Fees During Fiscal Years 2005 and 2004

The following table sets forth the approximate aggregate fees paid by the Company to BDO Seidman, LLP during the fiscal years ended September 30, 2005 and September 30, 2004.

	2005	2004

Audit Fees(1)	$2,690,425	$1,507,620
Audit Related Fees(2)	$352,176	$118,785
Tax Fees(3)	$3,120	$—
All Other Fees	$—	$—

Total Fees	$3,045,721	$1,626,405

(1)	Audit Fees. This category represents fees billed for professional services rendered by the principal accountant for the audits of our annual financial statements and internal controls over financial reporting, review of the interim financial statements included in our quarterly reports on Form 10-Q, and statutory audits and other SEC filings.

(2)	Audit Related Fees. This category represents fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements, primarily for accounting consultations and audits of significant acquirees.

(3)	Tax Fees. This category represents fees billed for professional services rendered by the principal accountant for tax compliance, advice and planning, primarily for tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the U.S. Securities and Exchange Commission require all independent registered public accounting firms that audit issuers to obtain pre-approval from their respective audit committees in order to provide professional services without impairing independence. As such, the Company’s Audit Committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by the Company’s independent registered public accounting firm.

The pre-approval procedures of the Company include execution by the Chief Financial Officer and Audit Committee Chairperson, on behalf of the Company and the entire Audit Committee, of an audit and quarterly review engagement letter and pre-approval listing of other permitted professional services anticipated to be rendered during the foreseeable future. Additionally, from time to time, the Company may desire additional permitted professional services for which specific pre-approval is obtained from the Audit Committee Chairman, acting on behalf of the Company and entire Audit Committee, before provision of such services commences. In doing this, the Company and Audit Committee have established a procedure whereby a BDO Seidman, LLP representative, in conjunction with the Chief Financial Officer or Chief Accounting Officer, contacts the Audit Committee Chairman and obtains pre-approval for such services on behalf of the entire Audit Committee, to be followed by a written engagement letter, as appropriate, confirming such arrangements between BDO Seidman, LLP and the Company. In addition, on a periodic (at least quarterly) basis, the entire Audit Committee is provided with a summary of all pre-approved services to date for its review. During the fiscal year ended September 30, 2005, all services provided by the Company’s independent registered public accounting firm were pre-approved by the Audit Committee in accordance with this policy.

Although ratification by stockholders is not required by law, the Board is submitting the selection of BDO for ratification as a matter of good corporate governance. Should the stockholders fail to ratify the appointment of BDO as independent registered public accounting firm the Audit Committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee may appoint new independent registered public accounting firm at any time during the year if they believe that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board

Unless marked to the contrary, proxies received will be voted “FOR” approval of the ratification of the appointment of BDO as independent registered public accounting firm for the Company for the fiscal year ending September 30, 2006.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
RATIFICATION OF APPOINTMENT OF BDO AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing an independent, objective review of the Company’s accounting functions and internal controls. During the fiscal year ended September 30, 2005, the Audit Committee was comprised of Messrs. Frankenberg, Finch and Myers, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market, and was governed by a written charter first adopted and approved by the Board of Directors in June 2001, and as amended and restated on April 29, 2003 and February 24, 2004. A copy of the Company’s Amended and Restated Audit Committee Charter is available on the Company’s Website at http://www.nuance.com/company/governance. The Audit Committee met 16 times during the fiscal year ended September 30, 2005.

In connection with the Company’s audited financial statements for the fiscal year ended September 30, 2005, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed with the independent registered public accounting firm the independent auditors’ independence.

The Audit Committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditor’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission.

Robert J. Frankenberg, Chairman
Mark B. Myers
Robert M. Finch

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of January 15, 2006, as to (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Company’s Common Stock; (2) each of our directors; (3) each executive officer named in the Summary Compensation Table; and (4) all directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. All shares of Common Stock subject to options exercisable within 60 days of January 15, 2006 are deemed to be outstanding and beneficially owned by the persons holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 159,794,522 shares of Common Stock outstanding as of January 15, 2006.

		Percent of
	Number	Outstanding
Name and Address of Beneficial Owner(1)	Owned	Shares

Warburg Pincus(2)
466 Lexington Avenue
New York, NY 10017	40,571,057	23.8%
Wellington Management Co. LLP
75 State Street
Boston, MA 02109	9,526,500	6.0%
William Blair & Co., L.L.C.
7222 W. Adams
Chicago, Illinois 60606	8,929,225	5.6%
Paul A. Ricci(3)	3,658,527	2.2%
Charles W. Berger(4)	1,269,892	*
Robert M. Finch(5)	61,082	*
Robert J. Frankenberg(6)	266,708	*
John C. Freker(7)	71,911	*
Jeffrey A. Harris(8)	40,571,057	23.8%
William H. Janeway(9)	40,598,557	23.8%
Katharine A. Martin(10)	151,000	*
Mark B. Myers(11)	130,000	*
Philip J. Quigley(12)	139,579	*
Robert G. Teresi(13)	297,186	*
James R. Arnold, Jr.(14)	311,980	*
Steven G. Chambers(15)	477,639	*
Peter Hauser(16)	336,134	*
John D. Shagoury(17)	314,689	*
All directors and executive officers as a group (15 persons)(18)	48,592,724	27.4%

*	Less than 1%.

(1)	Unless otherwise indicated, the address for the following stockholders is c/o Nuance Communications, Inc., One Wayside Drive, Burlington, Massachusetts 01803.

(2)	The stockholder is Warburg Pincus Private Equity VIII, L.P., including two affiliated partnerships (“WP VIII”). Warburg Pincus Partners LLC (“WP Partners LLC”), a subsidiary of Warburg Pincus & Co. (“WP”), is the sole general partner of WP VIII. WP VIII is managed by Warburg Pincus LLC (“WP LLC”). The address of the Warburg Pincus entities is 466 Lexington Avenue, New York, New York 10017. Includes four warrants that, as of January 15, 2006, were exercisable for up to 525,732, 2,500,000, 863,236 and 3,177,570 shares of our common stock, respectively, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B shares have not been converted into our common stock and are factored into the calculation of Warburg Pincus’ beneficial ownership only for the purposes of this table. Charles R. Kaye and Joseph P. Landy are Managing General Partners of WP and Managing Members of WP LLC and may be deemed to control the Warburg Pincus entities. Messrs. Kaye and Landy disclaim beneficial ownership of all shares held by the Warburg Pincus entities.

(3)	Includes options to acquire 3,286,527 shares of Common Stock that are exercisable through March 15, 2006. Includes 100,000 shares of Restricted Stock that will vest 100% on August 11, 2006 and 14,555 shares of Restricted Stock Units that will vest 100% on April 15, 2006. Mr. Ricci does not have voting right with respect to the Restricted Stock Units.

(4)	Includes options to acquire 1,196,543 shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(5)	Includes options to acquire 40,000 shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(6)	Represents options to acquire shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(7)	Includes options to acquire 40,000 shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(8)	Mr. Harris, a director of the Company, is a general partner of WP and a Managing Director and member of WP LLC. All shares indicated as owned by Mr. Harris are included because of his affiliation with the Warburg Pincus entities. Mr. Harris disclaims beneficial ownership of all shares held by the Warburg Pincus entities. Includes four warrants that, as of January 15, 2006, were exercisable for up to 525,732, 2,500,000, 863,236 and 3,177,570 shares of our common stock, respectively, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B shares have not been converted into our common stock and are factored into the calculation of Mr. Harris’ beneficial ownership only for the purposes of this table. Mr. Harris may be deemed to have a pecuniary interest in these shares.

(9)	Mr. Janeway, a director of the Company, is a general partner of WP and a Vice Chairman and member of WP LLC. All shares indicated as owned by Mr. Janeway other than 27,500 shares are included because of his affiliation with the Warburg Pincus entities. Mr. Janeway disclaims beneficial ownership of all shares held by the Warburg Pincus entities. Includes four warrants that, as of January 15, 2006, were exercisable for up to 525,732, 2,500,000, 863,236 and 3,177,570 shares of our common stock, respectively, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B shares have not been converted into our common stock and are factored into the calculation of Mr. Janeway’s beneficial ownership only for the purposes of this table. Mr. Janeway may be deemed to have a pecuniary interest in these shares. Also includes options to acquire 27,500 shares of our common stock that are exercisable through March 15, 2006.

(10)	Includes options to acquire 150,000 shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(11)	Represents options to acquire shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(12)	Includes options to acquire 134,189 shares of the Company’s Common Stock that are exercisable through March 15, 2006.

(13)	Includes options to acquire 125,000 shares of the Company’s Common Stock that are exercisable through March 15, 2006. 172,186 shares are held indirectly in a Trust.

(14)	Includes options to acquire 192,708 shares of our common stock that are exercisable through March 15, 2006. Includes 83,338 shares of restricted stock that will vest 100% on September 30, 2007, with opportunities for 1/3 annual acceleration for achievement of certain corporate objectives and 3,904 shares of restricted stock that will vest 100% on April 15, 2006. Mr. Arnold does not have voting rights to the shares underlying the Restricted Stock Units.

(15)	Includes options to acquire 378,124 shares of our common stock that are exercisable through March 15, 2006. Includes 45,683 shares of Restricted Stock that will vest 100% on February 24, 2007 with opportunities for 1/3 annual acceleration for achievement of certain corporate objectives and 25,618 shares of Restricted Stock assumed in connection with our acquisition of SpeechWorks that will vest 100% on March 25, 2007.

(16)	Includes options to acquire 287,499 shares of our common stock that are exercisable through March 15, 2006. Includes 25,061 Restricted Stock Units that will vest 100% on February 24, 2007 with opportunities for 1/3 annual acceleration for achievement of certain corporate objectives. Mr. Hauser does not have voting rights with respect to the Restricted Stock Units.

(17)	Includes options to acquire 225,000 shares of our common stock that are exercisable through March 15, 2006. Includes 62,674 shares of Restricted Stock that will vest 100% on May 14, 2007 with opportunities for 1/3 annual acceleration for achievement of certain corporate objectives.

(18)	Includes options to acquire 6,912,907 shares of the our common stock that are exercisable through March 15, 2006 and, 120,247 shares of Restricted Stock issued to two officers that will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain corporate objectives), 25,061 shares of Restricted Stock units that will vest 100% on February 24, 2007 (subject to acceleration upon the achievement of certain corporate objectives), 62,674 shares of Restricted Stock that will vest 100% on May 14, 2007 (subject to acceleration upon the achievement of certain corporate objectives), 21,884 shares of restricted stock units that will vest 100% on April 15, 2007, 83,338 shares of restricted stock units that will vest 100% on September 30, 2007 (subject to acceleration upon the achievement of certain corporate objectives), 25,619 shares of restricted stock assumed in connection with the SpeechWorks acquisition that will vest 100% on March 25, 2007, 100,000 shares of Restricted Stock remaining under an agreement with Mr. Ricci that will vest 100% on August 11, 2006. Also includes, as outlined in footnotes 7 and 8 above, four warrants that as of January 14, 2005 were exercisable for up to 525,732, 2,500,000, 863,236, and 3,177,570 shares of our common stock, respectively, and 3,562,238 shares of non-voting Series B Preferred Stock. The shares that underlie the warrants and the Series B shares have not been converted into our common stock and are factored into the calculation of beneficial ownership only for the purposes of this table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder require the Company’s executive officers, directors and certain stockholders to file reports of ownership and changes in ownership of the Company’s Common Stock with the Commission. Based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended September 30, 2005, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock complied with all filing requirements applicable to them during the fiscal year ended September 30, 2005.

PERFORMANCE GRAPH

The following performance graph compares the Company’s cumulative total return on its Common Stock for a 69-month period ended September 30, 2005 with the cumulative total return of the Russell 2000, and the S&P Information Technology indices assuming $100 was invested in the Company’s Common Stock and each of the indices on December 31, 1999. The measurement periods shown in the performance graph below correspond to the Company’s fiscal years ended December 31, 2000, 2001, 2002, 2003 and September 30, 2004 and 2005. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Comparison of 69 Month Cumulative Total Return*
Among Nuance Communications, Inc. The Russell 2000 Index
and S&P Information Technology Index

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	9/04	9/05
Nuance Communications, Inc.	100.00	11.72	107.50	130.00	133.00	102.00	133.25
Russell 2000	100.00	90.89	80.09	62.39	80.29	81.50	91.49
S&P Information Technology	100.00	59.10	43.81	27.42	40.37	36.47	41.37

*	$100 invested on 12/31/1999 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

OTHER MATTERS

Other Matters.  Management knows of no business or nominations that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Not Soliciting Materials.  The information contained in this Proxy Statement under the captions “Report of the Audit Committee”, “Compensation Committee Report on Compensation” and “Performance Graph” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

By Order of the Board of Directors,

Katharine A. Martin
Secretary

Burlington, Massachusetts
February 17, 2006

ANNEX A

NUANCE COMMUNICATIONS, INC.
(FORMERLY KNOWN AS SCANSOFT, INC.)

2000 STOCK PLAN
(As proposed to be amended at the 2006 Annual Meeting of Stockholders)

1. Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(e) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units.

(f) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Position” means the Company’s level of cash and cash equivalents.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Nuance Communications, Inc. (formerly known as ScanSoft, Inc.) a Delaware corporation. With respect to the definitions of the Performance Goals, the Committee may determine that “Company” means Nuance Communications, Inc. and its consolidated subsidiaries.

(m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n) “Controllable Profits” means as to any Plan Year, a business unit’s Annual Revenue minus (a) cost of sales, (b) research, development, and engineering expense, (c) marketing and sales expense, (d) general and administrative expense, (e) extended receivables expense, and (f) shipping requirement deviation expense.

(o) “Customer Satisfaction MBOs” means as to any Participant for any Plan Year, the objective and measurable individual goals set by a “management by objectives” process and approved by the Committee, which goals relate to the satisfaction of external or internal customer requirements (p) .

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(s) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(v) “Fiscal Year” means the fiscal year of the Company.

(w) “Freestanding SAR” means an SAR that is granted independent of any Option.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(z) “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(aa) “New Orders” means as to any Plan Year, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company’s order Recognition Policy.

(bb) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(ee) “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

(ff) “Option” means a stock option granted pursuant to the Plan.

(gg) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(hh) “Optioned Stock” means the Shares subject to an Award.

(ii) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(jj) “Participant” means the holder of an outstanding Award, which shall include an Optionee.

(kk) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Controllable Profits, (d) Customer Satisfaction MBOs, (e) Earnings Per Share, (f) Individual Objectives, (g) Net Income, (h) New Orders, (i) Operating Cash Flow, (j) Operating Income, (k) Return on Assets, (l) Return on Equity, (m) Return on Sales, and (n) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.

(ll) “Plan” means this 2000 Stock Plan, as amended and restated.

(mm) “Restricted Stock” means Shares acquired pursuant to a grant of Stock Purchase Rights under Section 9 of the Plan or pursuant to the early exercise of an Option.

(nn) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(oo) “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 11.

(pp) “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(qq) “Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

(rr) “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(ss) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(tt) “Section 16(b)” means Section 16(b) of the Exchange Act.

(uu) “Service Provider” means an Employee, Director or Consultant.

(vv) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ww) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, which pursuant to Section 10 is designated as an SAR.

(xx) “Stock Purchase Right” means the right to purchase Shares pursuant to Section 9 of the Plan.

(yy) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(zz) “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which will require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR will be canceled to the same extent).

(aaa) “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 16,250,000 Shares (the “Plan Maximum”). If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan. Shares shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of a Stock Appreciation Right, the number of Shares available for grant under the Plan shall be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company of Shares underlying the Option, the number of Shares available for grant under the Plan shall be reduced by the net number of Shares for which the Option is exercised. The Shares may be authorized, but unissued, or reacquired Common Stock.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. For purposes of qualifying grants of Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions in connection with the termination of a Participant’s status as a Service Provider, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(ix) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; or

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) The following limitations shall apply to grants of Options and Stock Appreciation Rights:

(i) No Service Provider shall be granted, in any Fiscal Year, Options or Stock Appreciation Rights covering more than 1,000,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options or Stock Appreciation Rights covering up to an additional 1,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv) If an Option or Stock Appreciation Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or Stock Appreciation Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Appreciation Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Appreciation Right and the grant of a new Option or Stock Appreciation Right.

(c) The exercise price of any Option or SAR outstanding or to be granted in the future under the Plan shall not be reduced or cancelled and re-granted at a lower exercise price (including pursuant to any “6 month and 1 day” cancellation and re-grant scheme), regardless of whether or not the Shares subject to the cancelled Options or SARs are put back into the available pool for grant. In addition, the Administrator shall not replace underwater Options or SARs with restricted stock in an exchange, buy-back or other scheme. Moreover, the Administrator shall not replace any Options or SARs with new options or stock appreciation rights having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

7. Term of Plan.  Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

8. Stock Options

(a) Term of Option.  The term of each Option shall be stated in the Award Agreement, but in no event shall the term of an Option be more than seven (7) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an

Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(1) cash;

(2) check;

(3) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(5) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(6) any combination of the foregoing methods of payment; or

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(c) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(1) An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(2) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(v) Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9. Stock Purchase Rights.

(a) Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase (subject to the limits set forth in Section 3), the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. The following limitations shall apply to grants of Stock Purchase Rights:

(i) No Service Provider shall be granted, in any Fiscal Year, Stock Purchase Rights covering more than 750,000 Shares.

(ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iii) If a Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Stock Purchase Right will be counted against the limit set forth in subsection (i) above.

(b) Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

10. Stock Appreciation Rights

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, an SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c) Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will determine the terms and conditions of SARs granted under the Plan; provided, that, the exercise price of an SAR is at least 100% of the Fair Market Value of the Shares subject to the SAR; provided, further, the exercise price of Tandem or Affiliated SARs will equal the exercise price of the related Option.

(d) Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

(e) Exercise of Affiliated SARs.  An Affiliated SAR will be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR will not necessitate a reduction in the number of Shares subject to the related Option.

(f) Exercise of Freestanding SARs.  Freestanding SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(g) SAR Agreement.  Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(h) Expiration of SARs.  An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 8(c) also will apply to SARs.

(i) Payment of SAR Amount.  Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11. Restricted Stock Units.

(a) Grant of Restricted Stock Units.  Restricted Stock Units may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to each Participant, subject to the limits set forth in Section 3 of the Plan. The following limitations shall apply to grants of Restricted Stock Units:

(i) No Service Provider shall be granted, in any Fiscal Year, Restricted Stock Units covering more than 750,000 Shares.

(ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iii) If a Restricted Stock Unit is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Restricted Stock Unit will be counted against the limit set forth in subsection (i) above.

(b) Value of Restricted Stock Units.  Each Restricted Stock Unit will have an initial value that is established by the Administrator on or before the date of grant.

(c) Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Restricted Stock Units.  After the applicable Performance Period has ended, the holder of Restricted Stock Units will be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Restricted Stock Unit.

(e) Form and Timing of Payment of Restricted Stock Units.  Payment of earned Restricted Stock Units will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Restricted Stock Units.  On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

12. Leaves of Absence.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3, 6, 9 and 11 of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award (or in the case of Restricted Stock Units, the number of implied shares determined by dividing the value of the Restricted Stock Units by the per Share consideration received by holders of Common Stock in the merger or sale of assets), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s corporate structure post-merger or post-sale of assets will not be deemed to invalidate an otherwise valid Award assumption.

15. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant.  The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20. Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

ANNEX B

NUANCE COMMUNICATIONS, INC.
(FORMERLY KNOWN AS SCANSOFT, INC.)

1995 DIRECTORS’ STOCK PLAN
(As proposed to be amended at the 2006 Annual Meeting of Stockholders)

1. Purposes of the Plan.  The purposes of this Directors’ Stock Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Award” shall mean, individually or collectively, a grant under the Plan of Options or Stock Purchase Rights.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(e) “Company” shall mean Nuance Communications, Inc. (formerly known as ScanSoft, Inc.), a Delaware corporation.

(f) “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

(g) “Director” shall mean a member of the Board.

(h) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Option” shall mean a nonstatutory stock option (i.e., an option that is not intended to qualify as an incentive stock option under Section 422 of the Code) granted pursuant to the Plan.

(k) “Optioned Stock” shall mean the Common Stock subject to an Option.

(l) “Optionee” shall mean an Outside Director who receives an Option.

(m) “Outside Director” shall mean a Director who is not an Employee.

(n) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o) “Participant” shall mean the holder of an outstanding Award, which shall include an Optionee.

(p) “Plan” shall mean this 1995 Directors’ Stock Plan, as amended and restated.

(q) “Restricted Stock Purchase Agreement” shall mean a written agreement between the Company and an Outside Director evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.

(r) “Stock Purchase Right” means the right to purchase Shares pursuant to Section 9 of the Plan.

(s) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(t) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or sold under the Plan is 1,820,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

4. Administration of and Grants of Awards under the Plan.

(a) Administrator.  Except as otherwise required herein, the Plan shall be administered by the Board.

(b) Procedure for Grants Prior to March 31, 2006.  All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the “First Option”) as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 20,000 shares on such effective date, and (B) with respect to any other Outside Director, on June 27, 2001, the plan was amended to increase to initial grant from 20,000 shares to 50,000 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a “Subsequent Option”) on January 1 of each year, with the first such grant being made on January 1, 1997, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting. The plan was amended on June 27, 2001 to increase the subsequent option from 5,000 shares to 15,000 shares.

(iv) Each Outside Director that was an Outside Director on January 23, 2001 was automatically granted an Option to purchase 40,000 Shares.

(v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the total number of Shares authorized for issuance pursuant to this Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(vi) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

(vii) The terms of each First Option granted hereunder shall be as follows:

(1) The First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(2) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

(3) The First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

(viii) The terms of each Subsequent Option granted hereunder shall be as follows:

(1) The Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

(2) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

(3) The Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

(c) Procedure for Grants After March 31, 2006.  All grants of Stock Purchase Rights hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Stock Purchase Rights or to determine the number of Shares to be covered by Stock Purchase Rights granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted a Stock Purchase Right for 30,000 Shares (the “First Stock Purchase Right”) on the date on which such person first becomes an Outside Director (other than directors who become Outside Directors solely as a result of the termination of their employment with the Company), whether through election by the shareholders of the Company or by appointment by the Board of Directors to fill a vacancy.

(iii) After the First Stock Purchase Right has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted additional Stock Purchase Rights for 15,000 Shares (a “Subsequent Stock Purchase Right”) on January 1 of each year, with the first such grant being made on January 1, 2007, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the grant date.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Awards plus the number of Shares previously purchased upon exercise of Options or issued pursuant to Stock Purchase Rights to exceed the total number of Shares authorized for issuance pursuant to this Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving a Stock Purchase Right on such automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

(v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Award made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

(vi) The terms of each Stock Purchase Right granted hereunder shall be as follows:

(1) The purchase price per Share shall be $0.001 per Share.

(2) Each Stock Purchase Right shall become vested in installments cumulatively as to 1/3 of the Shares subject to the Stock Purchase Right on each of the first, second and third anniversaries of the date of grant of the Stock Purchase Right.

(3) The Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Outside Director’s service with the Company for any reason (including death or Disability, subject to the provisions of Section 9). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

(d) Powers of the Board.  Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(e) Effect of Board’s Decision.  All decisions, determinations and interpretations of the Board shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

(f) Suspension or Termination of Option.  If the President or his or her designee reasonably believes that a Participant has committed an act of misconduct, the President may suspend the Participant’s right to exercise any option (or purchase shares pursuant to a Stock Purchase Right) pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option (or purchase shares pursuant to a Stock Purchase Right) whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Participant an opportunity to appear and present evidence on Participant’s behalf at a hearing before the Board or a committee of the Board.

5. Eligibility.  Awards may be granted only to Outside Directors. All Awards shall be automatically granted in accordance with the terms set forth in Section 4(b) or Section 4(c) hereof. An Outside Director who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards in accordance with such provisions. The Plan shall not confer upon any Participant any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan; Effective Date.  The Plan shall continue in effect until March 31, 2016, unless sooner terminated under Section 13 of the Plan.

7. Term of Options.  The term of each Option shall be ten (10) years from the date of grant thereof.

8. Exercise or Purchase Price and Consideration.

(a) Exercise Price.

(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(ii) The per Share purchase price for the Shares issued pursuant to a Stock Purchase Right shall be equal to the par value of such Shares.

(b) Fair Market Value.  The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System) or, in the event the Common Stock is traded on the Nasdaq National

Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

(c) Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Stock Purchase Right shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise or purchase price of the Shares as to which said Award shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9. Exercise of Awards.

(a) Procedure for Exercise; Rights as a Shareholder.  The exercise of an Option to acquire Shares and the purchase of shares pursuant to a Stock Purchase Right are each referred to herein as the exercise of an Award. Any Award granted hereunder shall be exercisable at such times as are set forth in Section 4(b) or Section 4(c) hereof; provided, however, that no Awards shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained. An Award may not be exercised for a fraction of a Share. An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock of shares subject to a Stock Purchase Right, notwithstanding the exercise of the Award. A share certificate for the number of Shares so acquired shall be issued to the Participant as soon as practicable after exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

(b) Termination of Status as a Director.  If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Award to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Award be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Award at the date of such termination, or does not exercise such Award (which he or she was entitled to exercise) within the time specified herein, the Award shall terminate.

(c) Disability of Participant.  Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Award to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Award be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Award at the date of termination, or if he or she does not exercise such Award (which he or she was entitled to exercise) within the time specified herein, the Award shall terminate.

(d) Death of Participant.  In the event of the death of a Participant:

(i) During the term of services of an Outside Director who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Award, the Award may be exercised, at any time within six (6) months following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Participant continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Award be exercised after its term set forth in Section 7 has expired.

(ii) Within three (3) months after the termination of Continuous Status as a Director, the Award may be exercised, at any time within six (6) months following the date of death, by the Participant’s estate or by a person who acquired the right to exercise the Award by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

10. Nontransferability of Awards.  The Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by a Participant does not constitute a transfer. An Award may be exercised during the lifetime of a Participant only by the Participant or a transferee permitted by this Section.

11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Corporate Transactions.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Outside Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Award, including Shares as to which the Award would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Award shall terminate, or the right to exercise the Award, including Shares as to which the Award would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

12. Time of Granting Awards.  The date of grant of an Award shall, for all purposes, be the date determined in accordance with Section 4(b) or Section 4(c) hereof. Notice of the determination shall be given to each Outside Director to whom an Award is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) Effect of Amendment or Termination.  Any such amendment or termination of the Plan that would impair the rights of any Participant shall not affect Awards already granted to such Participant and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

14. Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Award Agreement.  Awards shall be evidenced by either written option agreements or Restricted Stock Purchase Agreements, as applicable, in such form as the Board shall approve.

17. Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Awards may be granted, but not exercised, before such shareholder approval.

ANNEX C
AMENDED AND RESTATED

NUANCE COMMUNICATIONS, INC.
(FORMERLY KNOWN AS SCANSOFT, INC.)

1995 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Nuance Communications, Inc (formerly known as ScanSoft, Inc.), as proposed to be amended and restated:

1. Purpose.   The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the common stock of the Company.

(d) “Company” shall mean Nuance Communications, Inc (formerly known as ScanSoft, Inc.), a Delaware corporation.

(e) “Compensation” shall mean an Employee’s regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

(h) “Designated Subsidiary” shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i) “Employee” shall mean any person who is an employee of an Employer for tax purposes and is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Employer.

(j) “Employer” shall mean the Company and any Designated Subsidiary of the Company.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Offering Date” shall mean the first Trading Day of each Offering Period.

(m) “Offering Period” shall mean a period of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 16 and August 16 of each year and terminating on the last Trading Day in the periods ending twelve (12) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 hereof.

(n) “Plan” shall mean this 1995 Employee Stock Purchase Plan.

(o) “Purchase Date” shall mean the last Trading Day of each Purchase Period.

(p) “Purchase Period” shall mean the approximately six (6) month period commencing after one Purchase Date and ending with the next Purchase Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Purchase Date.

(q) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(r) “Trading Day” shall mean a day on which U.S. national stock exchanges and the Nasdaq System are open for trading.

3. Eligibility.

(a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) hereof and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of such stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods.   The Plan shall be implemented by a series of consecutive, overlapping Offering Periods, with a new Offering Period commencing on the first Trading Day on or after February 16 and August 16 of each year (or at such other time or times as may be determined by the Board), and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Eligible Employees may not participate in more than one Offering Period at a time.

5. Participation.

(a) An Employee who is eligible to participate in the Plan pursuant to Section 3 hereof may become a participant in the Plan by completing an enrollment form provided by the Company for such purpose and filing it with the Company’s payroll office prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all eligible Employees with respect to a given Offering Period.

(b) Payroll deductions for a participant shall commence on the first payroll paid following the Offering Date and shall end on the last payroll paid in the Offering Period to which the enrollment form is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Method of Payment of Contributions.

(a) At the time a participant files his or her enrollment form as provided in Section 5 hereof, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twelve percent (12%) of such participant’s Compensation on each such payday. All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(b) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new enrollment form authorizing the decrease in Contribute rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of the

Company’s receipt of the new enrollment form, if the form is received at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month. A participant’s enrollment form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s Contributions may be decreased to zero percent (0%) at any time during a Offering Period. Contributions shall recommence at the rate provided in such participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(d) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

7. Grant of Option.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date during such Offering Period a number of shares of Common Stock determined by dividing such participant’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the purchase price specified in Section 7(b) below; provided, however, that the maximum number of shares a participant may purchase during each Purchase Period shall be two thousand (2,000) shares (subject to any adjustment pursuant to Section 18 hereof), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a participant may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

(b) The purchase price per share of Common Stock covered by each option granted under the Plan shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of the Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by The Nasdaq National Market (“Nasdaq”) or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares of Common Stock will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased for such participant at the applicable purchase price specified in Section 7(b) hereof with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. No fractional shares of Common Stock shall be purchased; any Contributions accumulated in a participant’s account that are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other cash remaining to the credit of a participant’s account under the Plan after the Purchase Date shall be returned to said participant. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Period then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 19 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Offering Date.

9. Delivery.   As promptly as practicable following each Purchase Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. If permitted by the Company, the shares will be electronically delivered to a brokerage account for the benefit of the participant. If the Company designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each participant shall be deposited into an account established in the participant’s name with the ESPP Broker. Each participant shall be the beneficial owner of the Common Stock purchased under the Plan and shall have all rights of beneficial ownership in such Common Stock. A participant shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock must remain in the participant’s account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Common Stock for which the holding period set forth above has been satisfied, the participant may move those shares of Common Stock to another brokerage account of the participant’s choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a participant’s account shall be credited to such account.

10. Voluntary Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after the Company’s receipt of his or her notice of withdrawal and his or her option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, Contributions shall not resume at the beginning of the succeeding Offering Period unless the participant files a new enrollment form in accordance with Section 5 hereof.

(b) Upon termination of a participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account but not yet used to exercise his or her option under the Plan will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and his or her option will be automatically terminated.

(c) In the event an Employee fails to remain in Continuous Status as an Employee for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account but not yet used to exercise his or her option under the Plan will be returned to him or her, and his or her option will be automatically terminated.

(d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period that commences after the termination of the Offering Period from which the participant withdraws or in any similar plan which may hereafter be adopted by the Company.

11. Interest.   No interest shall accrue on the Contributions of a participant in the Plan.

12. Stock.

(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be three million (3,000,000) shares, subject to adjustment upon changes in the capitalization of the Company as provided in Section 18 hereof. If the total number of shares which otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b) The participant will have no right to vote or receive dividends or any other rights as a shareholder of the Company with respect to the shares covered by his or her option until such option has been exercised and certificates representing such shares have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the participant as provided in Section 9 hereof.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13. Administration.   The Board, or a committee named by the Board, shall supervise and administer the Plan, and shall have full and exclusive discretionary power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to a Purchase Date on which the option is exercised but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability.   Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds.   All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports.   Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the purchase price per share, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the purchase price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the maximum number of shares each participant may purchase during each Purchase Period (pursuant to Section 7 hereof), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Corporate Transactions.   In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date, and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the purchase price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 and this Section 19 hereof, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the purchase price per share of the shares offered in any Offering Period including an Offering Period underway at the time of the change in purchase price;

(ii) shortening any Offering Period so that Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

20. Notices.   All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares.   Shares of Common Stock shall not be issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. No Effect on Employment.   Nothing in the Plan shall be deemed to give any Employee the right to be retained in the employ of any Employer or to interfere with the right of the Employer to discharge the Employee at any time.

23. Term of Plan; Effective Date.   The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19 hereof.

  DETACH PROXY CARD HERE
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NUANCE COMMUNICATIONS, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MARCH 31, 2006

     The undersigned stockholder of Nuance Communications, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated February 17, 2006, and hereby appoints Paul A. Ricci and James R. Arnold, Jr., or one of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Nuance Communications, Inc. to be held on March 31, 2006 at 9:00 a.m., local time, at Company’s corporate headquarters, 1 Wayside Road, Burlington, Massachusetts, 01803 and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on February 3, 2006 as hereinafter specified upon the proposals listed, and with discretionary authority upon such other matters as may properly come before the meeting.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.
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1. ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as indicated)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	EXCEPTIONS Director

Nominees:	Charles W. Berger, Robert M. Finch, Robert J. Frankenberg, John C. Freker, Jr., Jeffrey A. Harris, William H. Janeway,
Katharine A. Martin, Mark B. Myers, Philip J. Quigley, Paul A. Ricci, Robert G. Teresi

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:

☐	FOR	☐	AGAINST	☐	ABSTAIN	2. To approve the amended and restated 2000 Stock Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN	3. To approve the amended and restated 1995 Directors’ Stock Option Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN	4. To approve the amended and restated 1995 Employee Stock Purchase Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN	5. To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006.

Please sign exactly as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date: _ _

Signature:
Date: _ _

Signature:

Please Detach Here
 You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
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